Confidential Treatment Requested by Paringa Resources Limited Pursuant to 17 C.F.R. § 200.83
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Exhibit 1.2

Constitution
for public listed company

Paringa Resources Limited ACN 155 933 010
A public company limited by shares

/s/ Leslie Davis	/s/ Peter Armstrong

Leslie Davis	Peter Armstrong
Managing Director	Company Secretary

www.gtlaw.com.au

Confidential Treatment Requested by Paringa Resources Limited Pursuant to 17 C.F.R. § 200.83
This draft registration statement has not been filed publicly with the Securities and Exchange Commission and all information contained herein remains confidential.

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Confidential Treatment Requested by Paringa Resources Limited Pursuant to 17 C.F.R. § 200.83
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	5.3	Admission to general meetings	17

	5.4	Quorum at general meetings	18

	5.5	Chair of general meetings	18

	5.6	Conduct of general meetings	19

	5.7	Decisions at general meetings	20

	5.8	Voting rights	21

	5.9	Representation at general meetings	22

6	Directors		24

	6.1	Appointment and removal of directors	24

	6.2	Vacation of office	26

	6.3	Remuneration of directors	26

	6.4	Share qualification	27

	6.5	Interested directors	28

	6.6	Powers and duties of directors	29

	6.7	Proceedings of directors	30

	6.8	Convening of meetings of directors	30

	6.9	Notice of meetings of directors	30

	6.10	Quorum at meetings of directors	32

	6.11	Chair and deputy chair of directors	32

	6.12	Decisions of directors	33

	6.13	Written resolutions	33

	6.14	Alternate directors	34

	6.15	Committees of directors	35

	6.16	Delegation to individual directors	35

	6.17	Validity of acts	36

7	Executive officers		36

	7.1	Managing directors	36

	7.2	Deputy managing directors	36

	7.3	Executive directors	36

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	7.4	Secretaries	36

	7.5	Provisions applicable to all executive officers	37

8	Seals		37

	8.1	Adoption of common seal	37

	8.2	Use of Seal	38

	8.3	Duplicate seal	38

	8.4	Share seal or certificate seal	38

	8.5	Sealing and signing of certificates	38

9	Dividends and reserves		38

	9.1	Dividends	38

	9.2	Capitalisation of profits	40

	9.3	Ancillary powers	40

	9.4	Reserves	41

	9.5	Dividend reinvestment plans	41

	9.6	Dividend selection plans	42

10	Winding up		42

	10.1	Distribution of surplus	42

	10.2	Division of property	42

11	Minutes and records		43

	11.1	Minutes	43

	11.2	Proxies	43

	11.3	Polls	44

	11.4	Signing of minutes	44

	11.5	Minutes as evidence	44

	11.6	Inspection of records	44

12	Indemnity and insurance		44

	12.1	Persons to whom rules 12.2 (Indemnity) and 12.4 (Insurance) apply	44

	12.2	Indemnity	44

	12.3	Extent of Indemnity	45

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	12.4	Insurance	45

	12.5	Savings	45

13	Notices		45

	13.1	Notices by the Company to members	45

	13.2	Notices by the Company to directors	46

	13.3	Notices by members or directors to the Company	46

	13.4	Notices to members outside Australia	47

	13.5	Time of service	47

	13.6	Other communications and documents	47

	13.7	Notices in writing	47

14	Approval of Proportional Takeover Bids		47

	14.1	Definitions	47

	14.2	Transfers not to be registered	48

	14.3	Resolution	48

	14.4	Sunset	49

15	General		49

	15.1	Currency	49

	15.2	Submission to jurisdiction	49

	15.3	Prohibition and enforceability	49

Schedule 1		— Dictionary	1

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1	Dictionary

The Dictionary in Schedule 1:

(a)	defines some of the terms used in this constitution;

(b)	sets out the rules of interpretation which apply to this constitution; and

(c)	clarifies the effect of the Corporations Act on this constitution.

2	Share capital

2.1	Shares

(a)
Subject to this constitution, the directors have the right to issue shares or grant options over unissued shares to any person and they may do so at such times as they think fit and on the conditions they think fit.

(b)
Shares referred to in rule 2.1(a) may have preferred, deferred or other special rights or special restrictions about dividends, voting, return of capital, participation in the property of the Company on a winding up or otherwise, as the directors think fit.

(c)	This rule 2.1 must not be construed so as to adversely affect any special rights of holders of any shares or class of shares.

(d)	This rule 2.1 is subject to the Listing Rules and the ASX Settlement Operating Rules, whilst the Company is a Listed Company.

(e)	The directors may exercise the power conferred by the Corporations Act to make payments by way of brokerage or commission in respect of subscriptions for shares.

(f)	Payment in accordance with rule 2.1(e) may be made in cash, by the issue and allotment of shares, whether fully paid or partly paid, the issue of debentures, or by combination of any of those methods.

2.2	Certificates and Holding Statements

(a)	While the Company is not a Listed Company, it must comply with its obligations under the Corporations Act regarding the issue to members of certificates for shares.

(b)	While the Company is a Listed Company:

(i)
in relation to Uncertificated Holdings, the Company must comply with its obligations under the Listing Rules and the ASX Settlement Operating Rules  regarding the provision to members of holding statements;

(ii)
in relation to Certificated Holdings, the Company must comply with its obligations under the Corporations Act, the Listing Rules and the ASX Settlement Operating Rules regarding the issue to members of certificates for shares; and

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(iii)
subject to the Listing Rules, the Company may elect not to maintain a certificated subregister and that all shares on any class of securities in the Company may only be held as Uncertificated Holdings.

(c)	The directors may order lost, damaged or defaced share certificates be cancelled and, if necessary, replaced by new share certificates.

2.3	Preference shares

The Company may issue preference shares from time to time.  Preference shares have the following rights and restrictions:

(a)	repayment of capital: the right in priority to any other class of shares to repayment of the amount paid on the preference share:

(i)	in a winding up or reduction of capital; and

(ii)	in the case of a redeemable preference share, on redemption;

(b)
dividends: the right to payment of a cumulative preferential dividend in priority to the payment of a dividend on any other class of shares, accruing from day to day and payable on the amount paid on the preference share at the times and at the rate, which may be fixed or variable, specified or determined in the certificate for the preference share or the holding statement referred to in rule 2.2(b)(i), if the preference share is held as an Uncertificated Holding;

(c)	accrued dividends: the right in priority to any other class of shares to the amount of any dividend accrued but unpaid on the preference share:

(i)	in a winding up or reduction of capital; and

(ii)	in the case of a redeemable preference share, on redemption;

(d)
participation in surplus assets and profits: no rights to participate in the profits or property of the Company other than as set out in this rule 2.3 whether on a winding up, reduction of capital or, in the case of a redeemable preference share, on redemption;

(e)	attending general meetings and receiving documents: the same right as the holder of an ordinary share to:

(i)	receive notice of a general meeting;

(ii)	attend the general meeting; and

(iii)	receive notices, reports and audited accounts;

(f)	voting: the right to vote in the following circumstances and in no other circumstances:

(i)	on a proposal to wind up the Company or reduce the share capital of the Company or on a proposal for the Disposal of the whole of the Company’s property, business and undertaking;

(ii)	while a dividend or part of a dividend in respect of the preference share is unpaid;

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(iii)	on a resolution to approve the terms of a buy-back agreement;

(iv)	on a proposal that affects rights attached to the preference share;

(v)	during the winding up of the Company;

(vi)	as may be required by the Corporations Act; or

(vii)	while the Company is a Listed Company, in any other circumstances in which the Listing Rules require holders of preference shares to be entitled to vote;

(g)
numbering votes: the holder of a preference share who is entitled to vote in respect of that share under rule 2.3(f) is, on a poll, entitled to the number of votes specified in, or determined in accordance with, the terms of issue for the preference share;

(h)
redemption: in the case of a redeemable preference share the right to require the Company to redeem the preference share at the time and place specified in the certificate for the preference share or the statement required by rule 2.2 (Certificates and Holding Statements), if the preference share is held as an Uncertificated Holding;

(i)	conversion: if the preference share is to have rights of conversion to another class of securities, the following rights to be specified by the directors as the terms of issue:

(i)	the class of security into which the preference share converts;

(ii)	whether and in what circumstances, conversion is at the option of the holder or the Company or is fixed to some other date or event;

(iii)	the dates on, or circumstances in which the preference share will convert, or may be converted;

(iv)	the method of conversion of the preference share, which may include:

(A)	the manner in which the number of securities into which the preference share converts is to be calculated; and

(B)	any right to be issued with additional securities of the class into which the preference share may be converted and the manner in which that number of securities is to be calculated;

(v)
the treatment of the preference share and conversion rights on the occurrence of specified events in respect of the class of securities into which the preference share may convert, which may include, without limitation:

(A)	the announcement of any dividend or distribution or other entitlement in respect of those securities;

(B)	a new issue of those securities;

(C)	a bonus or rights issue of those securities; and

(D)	a return or reorganisation of capital in respect of those securities; and

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(j)
restrictions: the restrictions, if any, specified in the certificate for the preference share or the statement required by rule 2.2 (Certificates and Holding Statements), if the preference share is held as an Uncertificated Holding.

2.4	Joint holders of shares

Where two or more persons are registered as the holders of a share they hold it as joint tenants with rights of survivorship subject to the following provisions:

(a)	the Company is not bound to register more than three of those persons as joint holders of the share, except where otherwise required under the ASX Settlement Operating Rules;

(b)	each of those persons and their respective legal personal representatives are liable severally as well as jointly for all payments, including calls, which ought to be made in respect of the share;

(c)	subject to rule 2.4(b), on the death of any one of them the Company is entitled to recognise the survivor or survivors as the only person or persons who have any title to the share;

(d)	any one of those persons may give effective receipts for any dividend, interest or other distribution or payment in respect of the share;

(e)	any one of them may appoint a proxy under rule 5.9 (Representation at general meetings) in respect of the share;

(f)	when the Corporations Act requires the number of members to be counted, they are to be counted as one member; and

(g)
if the share is held as a Certificated Holding, the Company is not bound to issue more than one certificate for the share and delivery of a certificate to any one of those persons is sufficient delivery to all of them.

2.5	Equitable interests in shares

(a)	The Company may treat the registered holder of a share as the absolute owner of that share.

(b)
The Company is not bound by or compelled in any way to recognise an equitable, contingent, future, partial or other right or interest in a share or unit of a share, even if the Company has notice of that right or interest.

2.6	Restricted securities

(a)
The holder of Restricted Securities must not Dispose of those Restricted Securities during the escrow period relating to those Restricted Securities except as permitted by the Listing Rules or the Exchange.

(b)
The Company must refuse to acknowledge a Disposal (including registering a transfer) of Restricted Securities during the escrow period relating to those Restricted Securities except as permitted by the Listing Rules or the Exchange.

(c)
A member holding Restricted Securities ceases to be entitled to any dividend, distribution or any voting rights in respect of those Restricted Securities during the period of a breach of the Listing Rules relating to the Restricted Securities, or a breach of a restriction agreement entered into by the Company under the Listing Rules relating to the escrow of the Restricted Securities.

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2.7	Non-marketable parcels

(a)	The Company may sell the shares of a holder who has less than a Marketable Parcel of those shares on the following conditions:

(i)	The Company may do so only once in any 12 month period.

(ii)	The Company must notify the holder in writing of its intention in the manner authorised by rule 13.1 (Notices by the Company to members).

(iii)	The holder must be given at least six weeks from the date the notice is sent in which to tell the Company that the holder wishes to retain the holding.

(iv)	If the holder tells the Company under rule 2.7(a)(iii) that the holder wishes to retain the holding, the Company is not permitted to sell it.

(v)	The Company’s power to sell lapses following the announcement of a Takeover. The procedure may be started again after the close of the offers made under the Takeover.

(vi)	The Company must ensure that it or the purchaser pays the costs of the sale.

(vii)
In the case of a Certificated Holding, the Company must not send the proceeds of the sale to the holder until the Company has received any certificate relating to the shares (or it is satisfied that the certificate has been lost or destroyed).

(b)	Subject to rule 2.7(a), the Listing Rules and the ASX Settlement Operating Rules, the Company may sell the shares under this rule 2.7 on the terms and in the manner the directors think appropriate.

(c)	Where any shares are sold under this rule 2.7, the directors may:

(i)	receive the purchase money or consideration given for the shares on the sale;

(ii)
effect a transfer of the shares and, if necessary, execute, or appoint a person to execute, on behalf of the former holder an instrument of transfer of the shares or any other instrument for the purpose of giving effect to the sale; and

(iii)	register as the holder of the shares the person to whom the shares have been sold.

(d)
In the case of shares held as an Uncertificated Holding, the Company must do all things necessary or appropriate for it to do under the ASX Settlement Operating Rules to effect a sale of shares under this rule 2.7.

(e)	The title of a person to whom shares are sold under this rule 2.7 is not affected by an irregularity or invalidity in connection with that sale.

(f)	The remedy of any person aggrieved by a sale of shares under this rule 2.7 is limited to damages only and is against the Company exclusively.

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(g)
The Company may deduct from the proceeds of a sale of shares under this rule 2.7, all sums of money presently payable by the former holder to the Company for calls due and payable and apply the amount deducted in or towards satisfaction of the money owing.

(h)
A statement in writing signed by a director or secretary of the Company to the effect that a share in the Company has been duly sold under this rule 2.7 on a date stated in the statement, is conclusive evidence of the facts stated in the statement as against all persons claiming to be entitled to the share and of the right of the Company to sell the share.

2.8	Variation of Class Rights

(a)	The rights attached to any class of shares may, unless their terms of issue state otherwise, be varied:

(i)	with the written consent of the holders of 75% of the shares of the class; or

(ii)	by a special resolution passed at a separate meeting of the holders of shares of the class.

(b)	The provisions of this constitution relating to general meetings apply, with necessary changes, to separate class meetings as if they were general meetings except that:

(i)	a quorum is two persons holding or representing by proxy, attorney or Representative, at least 25% of the issued shares of the class, or if there is one holder of shares in a class, that person; and

(ii)	any holder of shares in the class present, in person or by proxy, attorney or Representative, may demand a poll.

(c)	The rights conferred on the holders of any class of shares are to be taken as not having been varied by the creation or issue of further shares ranking equally with them.

3	Calls, forfeiture, indemnities, lien and surrender

3.1	Calls

(a)
Subject to this constitution and to the terms on which any shares may be issued, the directors may make calls on the members for any money unpaid on their shares which is not by the terms of issue of those shares made payable at fixed times.

(b)	When the directors issue shares they may differentiate between the holders as to the amount of calls to be paid and the times of payment.

(c)	The directors may require a call to be paid by instalments.

(d)	A member on whom a call is made must be given not more than 40 Business Days’ notice and at least 30 Business Days’ notice specifying:

(i)	the name of the member;

(ii)	the number of shares held by the member;

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(iii)	the amount of the call;

(iv)	the due date for payment;

(v)	the consequences of a failure to pay the call; and

(vi)	all matters required to be included in the notice by the Listing Rules.

(e)	A member on whom a call is made in accordance with this constitution must pay to the Company the amount called on that member’s shares at the time or times and place specified.

(f)	A call is to be taken as having been made when the resolution of the directors authorising the call was passed.

(g)	The directors may revoke a call or postpone a call or extend the time for payment.

(h)	A call is not invalidated by the non‑receipt of a notice of a call or the accidental omission to give notice of a call to any member.

(i)	If a sum called on a share is not paid in full by the day appointed for payment, the person from whom the sum is due must pay:

(i)	interest on the unpaid amount from the date appointed for payment of the sum to the date of actual payment, at a rate determined under rule 3.9 (Interest payable by member); and

(ii)	any costs, expenses or damages incurred by the Company in relation to the non-payment or late payment of the sum.

(j)	The directors may, to the extent permitted by law, waive or compromise all or any part of any payment due to the Company under the terms of issue of a share or under this rule 3.1.

3.2	Proceedings for recovery of calls

(a)	In an action or other proceedings for the recovery of a call, or interest or costs or expenses incurred in relation to the non‑payment or late payment of a call, proof that:

(i)	the name of the defendant is entered in the register as the holder or one of the holders of the share in respect of which the call is claimed;

(ii)	the resolution making the call is recorded in the minute book; and

(iii)	notice of the call was given to the defendant in accordance with this constitution,

is conclusive evidence of the debt and it is not necessary to prove the appointment of the directors who made the call or any other matter.

(b)	In rule 3.2(a), "defendant" includes a person against whom a set-off or counter-claim is alleged by the Company and "proceedings for the recovery of a call" is to be construed accordingly.

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3.3	Payments in advance of calls

(a)	The directors may accept from a member the whole or a part of the amount unpaid on a share even though no part of that amount has been called.

(b)
The directors may authorise payment by the Company of interest upon the whole or any part of an amount accepted under rule 3.3(a), until the amount becomes payable, at a rate agreed between the directors and the member paying the amount.

(c)	The directors may repay to a member all or any of the amount accepted under rule 3.3(a).

3.4	Forfeiture of partly paid shares

(a)
If a member fails to pay the whole of a call or instalment of a call by the time appointed for payment of the call or instalment, the directors may serve a notice on that member requiring payment of the unpaid amount, together with any interest that has accrued and all costs, expenses or damages that may have been incurred by the Company by reason of the non‑payment or late payment of the call or instalment.

(b)	A notice under rule 3.4(a) must name a place and a day for payment. The day must be at least 14 days after the date of service of the notice.

(c)	The notice must state that the shares on which the call was made are liable to be forfeited if the whole amount payable is not paid by the time and at the place specified in the notice.

(d)	The notice must comply with the Listing Rules and the ASX Settlement Operating Rules, as applicable.

(e)
If a member does not comply with a notice under rule 3.4(a), the shares to which the notice relates may be forfeited by a resolution of the directors.  Forfeiture includes all dividends declared on the forfeited shares and not actually paid before the forfeiture.

(f)	Where a share has been forfeited:

(i)	notice of the resolution must be given to the member in whose name the share was registered immediately before the forfeiture; and

(ii)	an entry of the forfeiture, with the date, must be made in the register of members.

(g)	Failure to give the notice or to make the entry required under rule 3.4(f) does not invalidate the forfeiture.

(h)	The directors may, in accordance with the Listing Rules and the ASX Settlement Operating Rules:

(i)	sell or otherwise Dispose of a share which has been forfeited on the terms and in the manner the directors think appropriate;

(ii)	at any time before a sale or Disposal, cancel the forfeiture of a share on the terms the directors think appropriate; and

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(iii)
reissue a share which has been forfeited, with or without any money paid on the share by any former holder being credited as paid and on the other terms and in the manner the directors think appropriate.

(i)	A person whose shares have been forfeited ceases to be a member in respect of the forfeited shares, but remains liable to pay, and must immediately pay, to the Company:

(i)	all calls, instalments, interest, costs, expenses and damages owing in respect of the shares at the time of the forfeiture; and

(ii)
interest on so much of the amount payable under this rule 3.4(i) as is unpaid from time to time, from the date of the forfeiture to the date of actual payment, at a rate determined under rule 3.9 (Interest payable by member).

(j)
The forfeiture of a share extinguishes all interest in, and all claims and demands against the Company in respect of, the forfeited share and all other rights incident to the share, subject to this constitution and the Listing Rules.

(k)	Subject to the Listing Rules, the directors may:

(i)	exempt a share from all or any part of this rule 3.4;

(ii)	waive or compromise all or part of any payment due to the Company under this rule 3.4; or

(iii)	before a forfeited share has been sold, reissued or otherwise Disposed of, cancel the forfeiture on the conditions they decide.

3.5	Indemnity for payments by the Company

(a)
A member or, if the member is dead, the member’s legal personal representative, must indemnify the Company against any liability which the Company has under any law to make a payment for or on account of that member including in respect of:

(i)	shares held by that member, solely or jointly;

(ii)	a transfer or transmission of shares by a member; or

(iii)	dividends, bonuses or other money owed to the member.

(b)	Rule 3.5(a) includes, without limitation, a payment arising from:

(i)	the death of that member;

(ii)	the non-payment of any income tax, capital gains tax, wealth tax or other tax by that member or the legal personal representative of that member; or

(iii)	the non-payment of any estate, probate, succession, death, stamp or other duty by that member or the legal personal representative of that member.

(c)	The member or, if the member is dead, the member’s legal personal representative, must pay to the Company immediately on demand:

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(i)	the amount required to reimburse the Company for a payment described in rule 3.5(a); and

(ii)
interest on any part of that amount which is unpaid from the date the Company makes the payment until the date the Company is reimbursed in full for that payment, at a rate determined under rule 3.9 (Interest payable by member).

(d)	This rule 3.5 is in addition to any right or remedy the Company may have under the law which requires it to make the payment.

(e)	The directors may:

(i)	exempt a share from all or any part of this rule 3.5; and

(ii)	waive or compromise all or any part of any payment due to the Company under this rule 3.5.

3.6	Lien on shares

(a)	The Company has a first and paramount lien on:

(i)	each partly paid share for all unpaid calls and instalments due but unpaid in respect of that share;

(ii)	each share for any amounts the Company may be required by law to pay (and has paid) in respect of that share; and

(iii)	each share acquired under an employee incentive scheme, where an amount is owed to the Company for its acquisition.

(b)
The Company's lien on a share extends to all dividends payable in respect of the share and to the proceeds of sale of the share and to reasonable interest and expenses incurred because an amount is not paid.

(c)	The directors may sell a share on which the Company has a lien in any manner they think fit where:

(i)	an amount in respect of which a lien exists under this rule 3.6 is presently payable; and

(ii)	the Company has, not less than 14 days before the date of the sale, given to the registered holder of the share a notice in writing demanding payment of that amount.

(d)	A notice under rule 3.6(c) must:

(i)	set out the amount in respect of which the lien exists that is presently payable; and

(ii)	comply with the Listing Rules and the ASX Settlement Operating Rules.

(e)
The directors may do all things necessary or desirable under the Listing Rules or the ASX Settlement Operating Rules to protect any lien, charge or other right to which the Company may be entitled under any law or under this constitution.

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(f)
Registration by the Company of a transfer of shares on which the Company has a lien releases the Company's lien in so far as it relates to sums owing by the transferor or any predecessor in title, without giving notice of its claim to the transferee.

(g)	The directors may:

(i)	exempt a share from all or any part of this rule 3.6; and

(ii)	waive or compromise all or any part of any payment due to the Company under this rule 3.6.

3.7	Surrender of shares

(a)
The directors may accept a surrender of a share by way of compromise of any claim as to whether or not that share has been validly issued or in any other case where the surrender is within the powers of the Company.

(b)	Any share surrendered under rule 3.7(a) may be sold, reissued or otherwise Disposed of in the same manner as a forfeited share.

3.8	General provisions applicable to a Disposal of shares under this constitution

(a)	A reference in this rule 3.8 to a Disposal of shares under this constitution is a reference to:

(i)
any sale, reissue or other Disposal of a forfeited share under rule 3.4(h) or a surrendered share under rule 3.7 (Surrender of shares) or of less than a Marketable Parcel under rule 2.7 (Non-marketable parcels); and

(ii)	any sale of a share on which the Company has a lien under rule 3.6(c).

(b)	Where any shares are Disposed of under this constitution, the directors may:

(i)	receive the purchase money or consideration given for the shares on the Disposal;

(ii)
effect a transfer of the shares and, if necessary, execute, or appoint a person to execute, on behalf of the former holder an instrument of transfer of the shares or any other instrument for the purpose of giving effect to the Disposal; and

(iii)	register as the holder of the shares the person to whom the shares have been Disposed.

(c)
In the case of shares held as an Uncertificated Holding, the Company must do all things necessary or appropriate for it to do under the ASX Settlement Operating Rules to effect a Disposal of shares under this constitution.

(d)	The title of a person to whom shares are Disposed under this constitution is not affected by an irregularity or invalidity in connection with that Disposal.

(e)	The remedy of any person aggrieved by a Disposal of shares under this constitution is limited to damages only and is against the Company exclusively.

(f)	The proceeds of a Disposal of shares under this constitution must be applied in the payment of:

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(i)	first, the expenses of the Disposal;

(ii)	secondly, all money presently payable by the former holder whose shares have been Disposed of; and

(iii)
finally, but subject to any lien under rule 3.6 (Lien of shares) for money not presently payable, any remaining proceeds must be paid to the former holder as soon as practicable.  In the case of a Certificated Holding, the former holder must first deliver to the Company the certificate for the shares that have been Disposed of or any other proof of title as the directors may accept.

(g)
Until the proceeds of a Disposal of a share sold by the Company are claimed or otherwise Disposed of according to law, the directors may invest the proceeds in any other way for the benefit of the Company.

(h)	The Company is not required to pay interest on money payable to a former holder under this rule 3.8.

(i)	A statement in writing signed by a director or secretary of the Company to the effect that a share in the Company has been:

(i)	duly sold under rule 2.7 (Non-marketable parcels);

(ii)	duly forfeited under rule 3.4(e);

(iii)	duly sold, reissued or otherwise Disposed of under rules 3.4(h) or 3.7; or

(iv)	duly sold under rule 3.6(c),

on a date stated in the statement is conclusive evidence of the facts stated in the statement as against all persons claiming to be entitled to the share and of the right of the Company to forfeit, sell, reissue or otherwise Dispose of the share.

3.9	Interest payable by member

(a)	For the purposes of rules 3.1(i)(i), 3.4(i)(ii) and 3.5(c)(ii), the rate of interest payable to the Company is:

(i)	if the directors have fixed a rate, the rate so fixed; or

(ii)	in any other case, 10% per annum.

(b)	Interest payable under rules 3.1(i)(i), 3.4(i)(ii) and 3.5(c)(ii) accrues daily and may be capitalised monthly or at other intervals the directors think fit.

4	Transfer and transmission of shares

4.1	Transfer of shares

(a)	Subject to this constitution and to the rights or restrictions attached to any shares or class of shares, a member may transfer all or any of the member's shares by:

(i)	a Proper ASTC Transfer; or

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(ii)	an instrument in writing in any usual form or in any other form that the directors approve.

(b)	A transferor of shares remains the holder of the shares transferred until the transfer is:

(i)	effected in accordance with the ASX Settlement Operating Rules; or

(ii)	registered and the name of the transferee is entered in the register of members in respect of the shares.

(c)	The Company must not charge a fee for the registration of a transfer of shares.

(d)	An instrument of transfer referred to in rule 4.1(a)(ii) must be signed by or on behalf of both the transferor and the transferee unless the transfer:

(i)	relates only to fully paid shares and signature by the transferee has been dispensed with by the directors; or

(ii)	is a sufficient transfer of marketable securities for the purposes of the Corporations Act.

(e)	An instrument of transfer referred to in rule 4.1(a)(ii) must be duly stamped if required by law to be stamped.

(f)
An instrument of transfer referred to in rule 4.1(a)(ii) must be left for registration at the registered office of the Company, or at such other place as the directors determine, accompanied by any evidence which the directors require to prove the title of the transferor or the transferor's right to the shares including the share certificate, if any, and to prove the right of the transferee to be registered as the owner of the shares.

(g)
Subject to the powers vested in the directors under rules 4.2(Power to decline registration of transfers) and 4.3 (Transmission of shares), where the Company receives an instrument of transfer complying with rules 4.1(d), 4.1(e) and 4.1(f), the Company must register the transferee named in the instrument as the holder of the shares to which it relates.

(h)	The Company may retain any registered instrument of transfer received by the Company under rule 4.1(f) for any period the directors think fit.

(i)	Except in the case of fraud, the Company must return any instrument of transfer received under rule 4.1(f) which the directors decline to register to the person who deposited it with the Company.

(j)
The directors may do anything that is necessary or desirable for the Company to participate in any computerised, electronic or other system for facilitating the transfer of shares that may be owned, operated or sponsored by the Exchange or a related body corporate of the Exchange.

(k)	The directors may, to the extent permitted by law and the Listing Rules, waive all or any of the requirements of this rule 4.1, whether for the purpose of giving effect to rule 4.1(j) or otherwise.

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4.2	Power to decline registration of transfers

(a)	The Company may ask ASX Settlement to apply a holding lock to prevent a Proper ASTC Transfer or may decline to register an instrument of transfer received under rule 4.1(f):

(i)	in the circumstances permitted under the Listing Rules or ASX Settlement Operating Rules, as applicable;

(ii)	where the transfer is not in registrable form;

(iii)	where the Company has a lien on any of the shares transferred;

(iv)	where the registration of the transfer may breach a law of Australia;

(v)	where the transfer is paper-based and registration of the transfer will create a new holding which, at the time the transfer is lodged, is less than a Marketable Parcel;

(vi)	where the transfer is not permitted under the terms of an employee incentive scheme; or

(vii)	where the Company is otherwise permitted or required to do so under the Listing Rules or, except for a Proper ASTC Transfer, under the terms of issue of the shares.

(b)	Subject to rules 4.2(c) and 4.2(d), the Company must give written notice of the refusal, or the request for a holding lock, and the precise reasons for it:

(i)	to the holder of the shares, if the Company asks ASX Settlement to apply a holding lock to prevent a Proper ASTC Transfer; or

(ii)	to the party lodging the transfer, if the Company declines to register any other transfer.

(c)	A notice under rule 4.2(b) must be given within five Business Days after:

(i)	the Company requests the holding lock, in the case of a Proper ASTC Transfer; or

(ii)	the date the transfer was lodged with the Company, in any other case.

(d)	The Company’s decision to decline to register the transfer or to apply for a holding lock is not invalidated if the Company fails to give a notice under rule 4.2(b).

(e)
Subject to the Listing Rules and the ASX Settlement Operating Rules while the Company is a Listed Company, the directors may suspend the registration of transfer of shares at such time and for such periods, not exceeding in total 30 days in any year, as they think fit.

(f)	The directors may delegate their authority under this rule 4.2 to any person.

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4.3	Transmission of shares

(a)	In the case of the death of a member, the only persons the Company will recognise as having any title to the member's shares or any benefits accruing in respect of those shares are:

(i)	the legal personal representative of the deceased where the deceased was a sole holder; and

(ii)	the survivor or survivors where the deceased was a joint holder.

(b)	Nothing in rule 4.3(a) releases the estate of a deceased member from any liability in respect of a share, whether that share was held by the deceased solely or jointly with other persons.

(c)	A person who becomes entitled to a share as a result of a Transmission Event may elect:

(i)	to be registered as the holder of the share by signing and serving on the Company a notice in writing stating that election; or

(ii)	to nominate some other person to be registered as the transferee of the share by executing or otherwise effecting a transfer of the share to that other person,

after producing any evidence the directors require to prove that person’s entitlement to the share, including the certificate for the share in the case of a Certificated Holding.

(d)
The provisions of this constitution relating to the right to transfer, and the registration of transfers of, shares apply, so far as they can and with such changes as are necessary, to any transfer under rule 4.3(c)(ii) as if the relevant Transmission Event had not occurred and the transfer were executed or effected by the registered holder of the share.

(e)
If two or more persons become jointly entitled to a share under a Transmission Event, on registration as the holders of the share, those persons are taken to hold the share as joint tenants subject to rule 2.4 (Joint holders of shares).

(f)	Despite rule 4.3(a), the directors may register a transfer of shares signed by a member before a Transmission Event even though the Company has notice of the Transmission Event.

5	General meetings

5.1	Convening of general meetings

(a)	A general meeting may be convened by:

(i)	a director, while the Company is a Listed Company;

(ii)	the directors by resolution of the board; or

(iii)	members or the court in accordance with sections 249E, 249F and 249G of the Corporations Act.

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(b)	A general meeting must be convened by the directors in accordance with section 249D of the Corporations Act.

(c)
Subject to rule 5.1(e), the directors may postpone, cancel or change the venue for a general meeting by giving notice not later than five Business Days before the time at which the general meeting was to be held:

(i)	to each person who is at the date of the notice:

(A)	a member;

(B)	a director; or

(C)	an auditor of the Company; and

(ii)	while the Company is a Listed Company, to the Exchange.

(d)	A notice postponing or changing the venue for a general meeting must specify the date, time and place of the general meeting.

(e)
A general meeting convened under section 249D of the Corporations Act may not be postponed beyond the date by which section 249D requires it to be held and may not be cancelled without the consent of the member or members who requested it.

5.2	Notice of general meetings

(a)
Subject to this constitution and to the rights or restrictions attached to any shares or class of shares, notice of a general meeting must be given within the time limits prescribed by the Corporations Act and in the manner authorised by rule 13.1 (Notices by the Company to members) to each person who is at the date of the notice:

(i)	a member;

(ii)	a director; or

(iii)	an auditor of the Company,

and, while the Company is a Listed Company, notice must be given to the Exchange within the time limits prescribed by the Listing Rules.

(b)
A notice of a general meeting must specify the date, time and place of the meeting and, except as provided in rule 5.2(c), state the general nature of the business to be transacted at the meeting and any other matters required under the Corporations Act.

(c)
It is not necessary for a notice of an annual general meeting to state that the business to be transacted at the meeting includes the consideration of the annual financial report and the reports of the directors and auditor, the election of directors or the appointment or fixing of the remuneration of the auditor of the Company.

(d)	A person may waive notice of any general meeting by notice in writing to the Company.

(e)
The non-receipt of notice of a general meeting or proxy form by, or a failure to give notice of a general meeting or a proxy form to, any person entitled to receive notice of a general meeting under this rule 5.2 does not invalidate any act, matter or thing done or resolution passed at the general meeting if:

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(i)	the non-receipt or failure occurred by accident or error; or

(ii)	before or after the meeting, the person:

(A)	has waived or waives notice of that meeting under rule 5.2(d); or

(B)	has notified or notifies the Company of the person’s agreement to that act, matter, thing or resolution by notice in writing to the Company.

(f)	A person's attendance at a general meeting:

(i)
waives any objection that person may have to a failure to give notice, or the giving of a defective notice, of the meeting unless the person at the beginning of the meeting objects to the holding of the meeting; and

(ii)
waives any objection that person may have to the consideration of a particular matter at the meeting which is not within the business referred to in the notice of the meeting or in rule 5.2(c), unless the person objects to considering the matter when it is presented.

5.3	Admission to general meetings

(a)	The chair of a general meeting may refuse admission to a person, or require that person to leave and remain out of the meeting, if that person:

(i)	has a camera, tape recorder or video camera, or another audio or visual recording device;

(ii)	has a placard or banner;

(iii)	has an article which the chair considers to be dangerous, offensive or liable to cause disruption;

(iv)	refuses to produce or to permit examination of any article, or the contents of any article, in the person's possession;

(v)	behaves or threatens to behave in a dangerous, offensive or disruptive manner; or

(vi)	is not:

(A)	a member or a proxy, attorney or Representative of a member;

(B)	a director; or

(C)	an auditor of the Company.

(b)	A person requested by the directors or the chair to attend a general meeting is entitled to be present, whether the person is a member or not.

(c)	Nothing in this rule 5.3 or in rule 5.6 (Conduct of general meetings) is taken to limit the powers conferred on the chair by law.

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5.4	Quorum at general meetings

(a)
No business may be transacted at any general meeting, except the election of a chair and the adjournment of the meeting, unless a quorum of members is present when the meeting proceeds to business and remains present throughout the meeting.

(b)	A quorum consists of:

(i)	if the number of members entitled to vote is two or more ‑ two of those members; or

(ii)	if only one member is entitled to vote ‑ that member,

present at the meeting.

(c)	If a quorum is not present within 30 minutes after the time appointed for a general meeting:

(i)	where the meeting was convened by, or at the request of, a member or members, the meeting must be dissolved; or

(ii)	in any other case:

(A)
the meeting stands adjourned to such day, and at such time and place, as the directors determine or, if no determination is made by the directors, to the same day in the next week at the same time and place; and

(B)	if, at the adjourned meeting, a quorum is not present within 30 minutes after the time appointed for the meeting, the meeting must be dissolved.

5.5	Chair of general meetings

(a)	A general meeting is to be chaired by:

(i)	a person appointed by the directors to chair the meeting (who need not be a director or member);

(ii)	if there is no appointment under rule 5.5(a)(i)– the chair of directors;

(iii)
if there is no chair of directors, or the chair of directors is not present within 15 minutes after the time the meeting is to start or is unwilling or unable to chair the meeting – the deputy chair of directors;

(iv)
if rule 5.5(a)(iii)applies but there is no deputy chair of directors or the deputy chair of directors is not present within 15 minutes after the time the meeting is to start or is unwilling or unable to chair the meeting – a person appointed by the directors present at the meeting; and

(v)
if rule 5.5(a)(iv)applies but there are no directors present, or the director appointed is unwilling to chair the meeting, the members present must elect another person (who need not be a member) who is present and willing to act to chair the meeting.

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(b)	The chair of a general meeting may, for any item of business or discrete part of the meeting, vacate the chair in favour of another person nominated by him or her.

5.6	Conduct of general meetings

(a)
The chair of a general meeting is responsible for the general conduct of the meeting and for the procedures to be adopted at the meeting and may require the adoption of any procedures which are in his or her opinion necessary or desirable for:

(i)	proper and orderly debate or discussion, including limiting the time that a person present may speak on a motion or other item of business before the meeting; and

(ii)	the proper and orderly casting or recording of votes at the general meeting, whether on a show of hands or on a poll, including the appointment of scrutineers.

(b)
Subject to sections 250S and 250T of the Corporations Act, the chair of a general meeting may at any time he or she considers it necessary or desirable for the proper and orderly conduct of the meeting:

(i)
terminate debate or discussion on any business, question, motion or resolution being considered by the meeting and require the business, question, motion or resolution to be put to a vote of the members present; or

(ii)	allow debate or discussion on any business, question, motion or resolution being considered by the meeting to continue.

(c)	Subject to sections 250S and 250T of the Corporations Act, the chair of a general meeting may:

(i)	refuse to allow debate or discussion on any business, question, motion or resolution which is not within the business referred to in the notice of meeting or rule 5.2(c); and

(ii)	refuse to allow any amendment to be moved to a resolution of which notice has been given under rule 5.2(a).

(d)	A decision by a chair under rules 5.6(a), 5.6(b) or 5.6(c) is final.

(e)
The chair of a general meeting may at any time during the course of the meeting adjourn the meeting or any business, motion, question or resolution being considered or remaining to be considered by the meeting either to a later time at the same meeting or to an adjourned meeting.

(f)	If the chair exercises his or her right under rule 5.6(e), it is in the chair's sole discretion whether to seek the approval of the members present to the adjournment.

(g)	If the chair does seek the members’ approval, the chair must adjourn the meeting if the members present with a majority of votes agree or direct that the chair must do so.

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(h)	The chair's rights under rule 5.6(e) are exclusive and, unless otherwise required by the chair, no vote may be taken or demanded by the members present in respect of any adjournment.

(i)	No business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

(j)	Where a meeting is adjourned, notice of the adjourned meeting must be given to the Exchange, but need not be given to any other person.

(k)
Where a meeting is adjourned, the directors may, by notice to the Exchange, postpone, cancel or change the venue of the adjourned meeting but a general meeting convened under s249D of the Corporations Act may not be postponed beyond the date by which s249D requires it to be held and may not be cancelled without the consent of the member or members who requested it.

5.7	Decisions at general meetings

(a)
Except in the case of any resolution which as a matter of law or the Listing Rules requires a special majority, questions arising at a general meeting are to be decided by a majority of votes cast by the members present at the meeting and any such decision is for all purposes a decision of the members.

(b)	The chair may vote in his or her capacity as a member, but the chair has no casting vote in the case of an equality of votes on a proposed resolution.

(c)
A resolution put to the vote of a general meeting must be decided on a show of hands unless a poll is demanded before a vote by show of hands is taken or before or immediately after the declaration of the result of the show of hands:

(i)	by the chair of the meeting;

(ii)	by at least five members present and entitled to vote on the relevant resolution; or

(iii)	by a member or members present at the meeting and representing at least 5% of the votes that may be cast on the resolution on a poll.

(d)	A demand for a poll does not prevent the continuance of a general meeting for the transaction of any business other than the question on which the poll has been demanded.

(e)
Unless a poll is duly demanded, a declaration by the chair of a general meeting that a resolution has on a show of hands been carried or carried unanimously, or carried by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company, is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

(f)
If a poll is duly demanded at a general meeting, it will be taken when and in the manner the chair of the meeting directs, and the result of the poll will be the resolution of the meeting at which the poll was demanded.

(g)	A poll cannot be demanded at a general meeting on the election of a chair of the meeting.

(h)	The demand for a poll may be withdrawn.

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5.8	Voting rights

(a)	Subject to this constitution and to any rights or restrictions attached to any shares or class of shares, at a general meeting:

(i)	on a show of hands, every member present has one vote;

(ii)	on a poll, every member present has:

(A)	one vote for each fully paid share held by the member and in respect of which the member is entitled to vote; and

(B)
a fraction of a vote for each partly paid share held by the member and in respect of which the member is entitled to vote, equivalent to the proportion which the amount paid (not credited) on the share bears to the total amounts paid and payable (excluding amounts credited) on the share.

(iii)	For the purposes of rule 5.8(a)(ii)(B), an amount paid on a share in advance of a call is to be ignored.

(b)	Where a person present at a general meeting represents personally or by proxy, attorney or Representative more than one member, the following rules apply to a vote taken on a show of hands:

(i)	the person is entitled to one vote only despite the number of members the person represents; and

(ii)	the person’s vote will be taken as having been cast for all the members the person represents.

(c)
A joint holder may vote at any meeting in person or by proxy, attorney or Representative as if that person was the sole holder.  If more than one joint holder tenders a vote, the vote of the holder named first in the register must be accepted to the exclusion of the other or others.

(d)
The parent or guardian of an infant member may vote at a general meeting on evidence being produced of the relationship or of the appointment of the guardian as the directors may require and any vote so tendered by a parent or guardian of an infant member must be accepted to the exclusion of the vote of the infant member.

(e)
A person entitled to a share as a result of a Transmission Event may vote at a general meeting in respect of that share in the same manner as if that person were the registered holder of the share if, not less than 48 hours before the meeting, the directors have:

(i)	admitted that person's right to vote at that meeting in respect of the share; or

(ii)	been satisfied of that person's right to be registered as the holder of, or to transfer, the share under rule 4.3(c),

and any vote tendered by that person must be accepted to the exclusion of the vote of the registered holder of the share.

(f)	Where a member holds any share on which any call due and payable to the Company has not been duly paid:

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(i)	that member is only entitled to be present at a general meeting and vote if other shares are held by that member on which no call is then due and payable; and

(ii)	upon a poll, that member is not entitled to vote in respect of that share but may vote in respect of any other shares held upon which no call is then due and payable.

(g)	An objection to the qualification of a person to vote at a general meeting:

(i)	must be raised before or immediately after the result of the motion on which the vote objected to is given or tendered; and

(ii)	must be referred to the chair of the meeting, whose decision is final.

(h)	A vote not disallowed by the chair of a meeting under rule 5.8(g) is valid for all purposes.

5.9	Representation at general meetings

(a)	Subject to this constitution, each member entitled to vote at a meeting of members may vote:

(i)	in person or, where a member is a body corporate, by its Representative;

(ii)	by proxy or, if the member is entitled to cast two or more votes at the meeting, by not more than two proxies; or

(iii)	by not more than two attorneys.

(b)	A proxy, attorney or Representative may be a member of the Company but does not have to be a member.

(c)	A proxy, attorney or Representative may be appointed for all general meetings, or for any number of general meetings, or for a particular general meeting.

(d)	Unless otherwise provided in the Corporations Act or in the appointment, an appointment of a proxy, attorney or Representative will be taken to confer authority:

(i)	to agree to a meeting being convened by shorter notice than is required by the Corporations Act or by this constitution;

(ii)	to speak to any proposed resolution on which the proxy, attorney or Representative may vote;

(iii)	to demand or join in demanding a poll on any resolution on which the proxy, attorney or Representative may vote;

(iv)	even though the appointment may refer to specific resolutions and may direct the proxy, attorney or Representative how to vote on those resolutions:

(A)	to vote on any amendment moved to the proposed resolutions and on any motion that the proposed resolutions not be put or any similar motion;

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(B)	to vote on any procedural motion, including any motion to elect the chair, to vacate the chair or to adjourn the meeting; and

(C)	to act generally at the meeting; and

(v)
even though the appointment may refer to a specific meeting to be held at a specified time or venue, where the meeting is rescheduled or adjourned to another time or changed to another venue, to attend and vote at the re-Scheduled or adjourned meeting or at the new venue.

(e)
The chair of a meeting may require any person purporting to act as a proxy, attorney or Representative to establish to the satisfaction of the chair that the person has been validly appointed as a proxy, attorney or Representative and is the person named in the relevant instrument of appointment, failing which the person may be excluded from attending or voting at the meeting.  The chair may delegate his or her powers under this rule 5.9(e) to any person.

(f)	Where a member appoints two proxies or attorneys to vote at the same general meeting and the authority of one is not conditional on the other failing to attend or vote, the following rules apply:

(i)	where the appointment does not specify the proportion or number of the member’s votes each proxy or attorney may exercise, each proxy or attorney may exercise half of the member’s votes;

(ii)	on a show of hands, neither proxy or attorney may vote; and

(iii)	on a poll, each proxy or attorney may only exercise the voting rights the proxy or attorney represents.

(g)
An instrument appointing a proxy or attorney may direct the manner in which the proxy or attorney is to vote in respect of a particular resolution and, where an instrument so provides, the proxy or attorney is not entitled to vote on the proposed resolution except as directed in the instrument.

(h)
A proxy or attorney may not vote at a general meeting or adjourned meeting unless the instrument appointing the proxy or attorney, and the original or a certified copy of the power of attorney or other authority (if any) under which the instrument is signed, are received:

(i)
at the registered office of the Company, the fax number at its registered office or at another place, fax number or electronic address specified for that purpose in the notice convening the meeting; and

(ii)	by the time specified in the notice of meeting.

(i)	A vote given in accordance with the terms of an instrument appointing a proxy or attorney is valid despite:

(i)	a Transmission Event occurring in relation to the appointer; or

(ii)	the revocation of the instrument or of the authority under which the instrument was executed,

if no notice in writing of the Transmission Event or revocation has been received by the Company by the time and at one of the places at or in the manner in which the instrument appointing the proxy or attorney is required to be received under rule 5.9(h).

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(j)
A vote given in accordance with the terms of an instrument appointing a proxy or attorney is valid despite the transfer of the share in respect of which the instrument was given if the transfer is not registered by the time at which the instrument appointing the proxy or attorney is required to be received under rule 5.9(h).

(k)
The appointment of a proxy or attorney is not revoked by the appointer attending and taking part in the general meeting but, if the appointer votes on any resolution, the proxy or attorney is not entitled to vote, and must not vote, as the appointer's proxy or attorney on the resolution.

(l)	The Company must include with a notice of meeting a proxy form which must provide for the appointer:

(i)	to vote for or against each resolution; and

(ii)	to appoint proxies of the appointer’s choice, but may specify who is to be appointed as proxy if the appointer does not choose.

6	Directors

6.1	Appointment and removal of directors

(a)
The minimum number of directors is three.  The maximum number of directors is 8 or such lower number as the directors determine, provided the directors have been authorised by the Company in general meeting to make such a determination if required under the Corporations Act.  The directors must not determine a maximum which is less than the number of directors in office at the time the determination takes effect.

(b)	The directors in office on the date that this constitution was adopted by the Company continue in office but on the terms and conditions set out in this constitution.

(c)
Subject to rules 6.1(a) and 6.1(m), the Company may by resolution elect any natural person to be a director, either as an addition to the existing directors or as otherwise provided in this constitution.

(d)
Subject to rule 6.1(a), the directors may appoint any natural person to be a director, either as an addition to the existing directors or to fill a casual vacancy (including any casual vacancy arising where a director is removed from office under rule 6.1(k) and no person is appointed in place of that director under rule 6.1(k)(ii)).

(e)
A director, other than the managing director (or, if there is more than one managing director, the first of them to be appointed), appointed under rule 6.1(d) must retire from office at the next annual general meeting following his or her appointment.

(f)	An election of directors must take place each year and at that meeting:

(i)	excluding any director who is required to retire at that meeting under rule 6.1(e) and the managing director or, if there is more than one managing director, the first of them to be appointed:

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(A)	one‑third of the remaining directors (rounded down, if necessary, to the nearest whole number); and

(B)
any other director who, if he or she does not retire, will at the conclusion of the meeting have been in office for three or more years or for three or more annual general meetings since he or she was last elected to office, must retire from office as directors; and

(ii)
if no director is required to retire under rules 6.1(e) or 6.1(f)(i), at least one director, excluding the managing director (or if there is more than one managing director, the first of them to be appointed), must retire from office as a director.

(g)
The director or directors who must retire at a meeting in accordance with rule 6.1(f)(i)(A) or 6.1(f)(ii) (as the case may be) is the director who has, or are the directors who have, been longest in office since their last election but, as between persons who were last elected as directors on the same day, the director or directors to retire must be determined by agreement among themselves or, in the absence of agreement, by lot.

(h)	Subject to rule 6.1(m), the Company may by resolution fill the office vacated by a director under rules 6.1(e) or 6.1(f) by electing a person to that office.

(i)	A director retiring from office under rules 6.1(e) or 6.1(f) is eligible for re‑election and that director may by resolution of the Company be re‑elected to that office.

(j)
The retirement of a director from office under rules 6.1(e) or 6.1(f) and the re‑election of the director or the election of another person to that office (as the case may be) takes effect at the conclusion of the meeting at which the retirement and re‑election or election occur.

(k)	The Company may:

(i)	by resolution in accordance with section 203D of the Corporations Act remove a director from office; and

(ii)	subject to rule 6.1(m), by resolution fill the office vacated by a director who is removed under rule 6.1(k)(i) by electing another person to that office.

(l)
A person elected as a director under rule 6.1(k)(ii) must retire under rules 6.1(e) or 6.1(f) (as the case may be) on the same day that the director in whose place he or she was appointed would have had to retire under rules 6.1(e) or 6.1(f) if that director had not been removed from office under rule 6.1(k)(i).

(m)	A person may be elected to the office of a director at a general meeting only by one of the following ways:

(i)	Retirement and re-election: that person is a director retiring from office under rules 6.1(e) or 6.1(f) and standing for re-election at that meeting;

(ii)	Directors' nomination: that person has been nominated by the directors for election at that meeting;

(iii)	Member’s own nomination: that person is a member who nominates themselves under rule 6.1(n); or

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(iv)	Member’s nomination of another person: that person is nominated by a member under rule 6.1(o).

(n)	A member may nominate themselves as a candidate for election as a director at a general meeting, by signing a notice of nomination and serving it on the Company under rule 6.1(p).

(o)	A member may nominate another person as a candidate for election at a general meeting, whether or not that person is a member, by serving on the Company under rule 6.1(p):

(i)	a notice of nomination signed by the member; and

(ii)	a consent to the nomination signed by that person.

(p)	A nomination under rules 6.1(n) or 6.1(o) must be served on the Company:

(i)	at least 35 Business Days before the general meeting, unless it is a general meeting requisitioned by members;

(ii)	at least 30 Business Days before the general meeting, in the case of a general meeting which is requisitioned by members; or

(iii)	in either case, a shorter period before the meeting which the directors in their discretion may approve.

6.2	Vacation of office

In addition to the circumstances prescribed by the Corporations Act, this constitution or by the terms of a director’s appointment, the office of a director becomes vacant if the director:

(a)	becomes of unsound mind or a person who is, or whose estate is, liable to be dealt with in any way under the law relating to mental health;

(b)	becomes bankrupt or insolvent or makes any arrangement or composition with his or her creditors generally;

(c)
is convicted of an indictable offence and the directors do not within one month of that conviction resolve to confirm the director's appointment or election (as the case may be) to the office of director;

(d)
fails to attend meetings of the directors for more than three consecutive months without leave of absence from the directors and a majority of the other directors have resolved that his or her office is vacated; or

(e)	resigns by notice in writing to the Company.

6.3	Remuneration of directors

(a)
Each director is entitled to the remuneration out of the funds of the Company as the directors determine, but the remuneration of non-executive directors may not exceed in total in any year the amount fixed by the Company in general meeting for that purpose.  Remuneration of directors may be provided as a contribution to a superannuation fund.

(b)	The remuneration of directors:

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(i)	may be a stated salary or a fixed sum for attendance at each meeting of directors or both; or

(ii)
maybe a share of a fixed sum determined by the Company in general meeting to be the remuneration payable to all directors which is to be divided between the directors in the proportions agreed between them or, failing agreement, equally, and if it is a stated salary under rule 6.3(b)(i) or a share of a fixed sum under rule 6.3(b)(ii), will be taken to accrue from day to day.

(c)	The remuneration payable by the Company to a non-executive director must not include a commission on, or percentage of, profits or operating revenue.

(d)
In addition to their remuneration under rule 6.3(a), the directors are entitled to be paid all travelling and other expenses properly incurred by them in connection with the affairs of the Company, including attending and returning from general meetings of the Company or meetings of the directors or of committees of the directors.

(e)
If a director renders or is called on to perform extra services or to make any special exertions in connection with the affairs of the Company, the directors may arrange for a special remuneration to be paid to that director, either in addition to or in substitution for that director's remuneration under rule 6.3(a).

(f)
Nothing in rule 6.3(a) restricts the remuneration to which a director may be entitled as an officer of the Company or of a related body corporate in a capacity other than director, which may be either in addition to or in substitution for that director's remuneration under rule 6.3(a).

(g)	The directors may, subject to the Listing Rules and the Corporations Act:

(i)
at any time after a director dies or otherwise ceases to hold office as a director, pay to the director or a legal personal representative, spouse, relative or dependant of the director, in addition to the remuneration of that director under rule 6.3(a), a pension or lump sum payment for past services rendered by that director; and

(ii)	cause the Company to enter into a contract with the director for the purpose of providing for or giving effect to that payment.

(h)
The directors may establish or support, or assist in the establishment or support of, funds and trusts to provide pension, retirement, superannuation or similar payments or benefits to or in respect of the directors or former directors.

(i)
Shares may be provided to non-executive directors as part of their remuneration under this rule 6.3 in accordance with the rules of any share plan for the remuneration of non-executive directors which has been approved by the Company in general meeting.  For the purposes of rule 6.3(a), the value of any shares so provided will be determined in accordance with the rules of the share plan.

6.4	Share qualification

(a)	A director is not required to hold any shares in the Company to qualify for appointment.

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(b)	A director who is not a member of the Company is nevertheless entitled to attend and speak at general meetings and at meetings of the holders of a class of shares.

6.5	Interested directors

(a)
A director may hold any other office or place of profit, other than auditor, in the Company or a related body corporate in conjunction with his or her directorship.  A director may be appointed to that office or place of profit on the terms as to remuneration, tenure of office and otherwise as the directors think fit.

(b)	A director of the Company may be a director or other officer of:

(i)	a related body corporate;

(ii)	a body corporate promoted by the Company; or

(iii)	a body corporate in which the Company is interested, as shareholder or otherwise,

or be otherwise interested in any of those bodies corporate.  A director is not accountable to the Company for any remuneration or other benefits received by the director as a director or officer of that body corporate or from having an interest in that body corporate.

(c)
The directors may exercise the voting rights conferred by shares in any body corporate held or owned by the Company as the directors think fit.  This includes voting in favour of any resolution appointing a director as a director or other officer of that body corporate, or voting for the payment of remuneration to the directors or other officers of that body corporate.  A director may, if permitted by law, vote in favour of the exercise of those voting rights even if he or she is, or may be about to be appointed, a director or other officer of that other body corporate.

(d)	A director is not disqualified merely because of being a director from contracting with the Company in any respect including, without limitation:

(i)	selling any property to, or purchasing any property from, the Company;

(ii)	lending any money to, or borrowing any money from, the Company with or without interest and with or without security;

(iii)	guaranteeing the repayment of any money borrowed by the Company for a commission or profit;

(iv)
underwriting or guaranteeing the subscription for securities in the Company or in a related body corporate or any other body corporate promoted by the Company or in which the Company may be interested as a shareholder or otherwise, for a commission or profit; or

(v)	being employed by the Company or acting in any professional capacity, other than auditor, on behalf of the Company.

(e)
No contract made by a director with the Company and no contract or arrangement entered into by or on behalf of the Company in which any director may be in any way interested is avoided or rendered voidable merely because the director holds office as a director or because of the fiduciary obligations arising out of that office.

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(f)
No director contracting with the Company or being interested in any arrangement involving the Company is liable to account to the Company for any profit realised by or under a contract or arrangement of that kind merely because the director holds office as a director or because of the fiduciary obligations arising out of that office provided that the director complies with any disclosure requirements applicable to the director under rule 6.5(i).

(g)	Subject to rule 6.5(h), a director who is in any way interested in a contract or arrangement or proposed contract or arrangement may, despite that interest:

(i)	be counted in determining whether or not a quorum is present at any meeting of directors considering that contract or arrangement or proposed contract or arrangement;

(ii)	sign or countersign any document relating to that contract or arrangement or proposed contract or arrangement to which the Seal is affixed; and

(iii)	vote in respect of the contract or arrangement or proposed contract or arrangement or any matter arising out of those things.

(h)	Rule 6.5(g) does not apply if, and to the extent that, it would be contrary to the Corporations Act or the Listing Rules.

(i)
The directors may make regulations requiring the disclosure of interests that a director, and any person deemed by the directors to be related to or associated with the director, may have in any matter concerning the Company or a related body corporate.  Any regulations made under this rule 6.5(i) bind all directors and apply in addition to any obligations imposed on the directors by the Corporations Act to disclose interests to the Company.

(j)	No act, transaction, agreement, instrument, resolution or other thing is invalid or voidable only because a person fails to comply with any regulations made under rule 6.5(i).

6.6	Powers and duties of directors

(a)
The directors are responsible for managing the business of the Company and may exercise to the exclusion of the Company in general meeting all the powers of the Company which are not required, by the Corporations Act, this constitution or, while the Company is a Listed Company, the Listing Rules, to be exercised by the Company in general meeting.

(b)
Without limiting the generality of rule 6.6(a), the directors may exercise all the powers of the Company to borrow or otherwise raise money, to charge any property or business of the Company or all or any of its uncalled capital and to issue debentures or give any other security for a debt, liability or obligation of the Company or of any other person.

(c)
The directors may determine how cheques, promissory notes, bankers drafts, bills of exchange or other negotiable instruments or other documents must be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by or on behalf of the Company.

(d)	The directors may pay out of the Company's funds all expenses of the promotion, formation and registration of the Company and the vesting in it of the assets acquired by it.

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(e)	The directors may:

(i)	appoint or employ any person to be an officer, agent or attorney of the Company for the purposes, the period and on the conditions as they think fit;

(ii)	resolve to delegate any of their powers to an officer, agent or attorney and the officer, agent or attorney must exercise the powers delegated in accordance with any directions of the directors;

(iii)	authorise an officer, agent or attorney to delegate all or any of the powers, discretions and duties vested in the officer, agent or attorney; and

(iv)	subject to any contract between the Company and the relevant officer, agent or attorney, remove or dismiss any officer, agent or attorney of the Company at any time, with or without cause.

(f)	A power of attorney may contain such provisions for the protection and convenience of the attorney or persons dealing with the attorney as the directors think fit.

6.7	Proceedings of directors

(a)	The directors may hold meetings for the despatch of business and adjourn and otherwise regulate their meetings as they think fit.

(b)
Subject to the Corporations Act, the contemporaneous linking together by a form of technology of a number of the directors sufficient to constitute a quorum, constitutes a meeting of the directors and all the provisions in this constitution relating to meetings of the directors apply, so far as they can and with such changes as are necessary, to meetings of the directors held using a form of technology.

(c)
A meeting by telephone or other electronic means is taken to be held at the place where the chair of the meeting is or at such other place the chair of the meeting decides on, as long as at least one of the directors involved was at the place for the duration of the meeting.

(d)	A director taking part in a meeting by telephone or other electronic means is taken to be present in person at the meeting.

(e)
If, before or during the meeting, any technical difficulty occurs whereby one or more director has ceased to participate, the chair may adjourn the meeting until the difficulty is remedied or may, provided a quorum of directors remains present, continue with the meeting.

6.8	Convening of meetings of directors

(a)	A director may, whenever the director thinks fit, convene a meeting of the directors.

(b)	A secretary must, on the requisition of a director, convene a meeting of the directors.

6.9	Notice of meetings of directors

(a)	Subject to this constitution, notice of a meeting of directors must be given to each person who is at the time of giving the notice:

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(i)	a director, other than a director on leave of absence approved by the directors; or

(ii)	an alternate director appointed under rule 6.14 (Alternate directors) by a director on leave of absence approved by the directors.

(b)	A notice of a meeting of directors:

(i)	must specify the time and place of, or form of technology for, the meeting;

(ii)	need not state the nature of the business to be transacted at the meeting;

(iii)	may be given in person, by post or, subject to the Corporations Act, by a form of technology; and

(iv)	will be taken to have been given to an alternate director if it is given to the director who appointed that alternate director.

(c)	A director or alternate director may waive notice of a meeting of directors by notifying the Company to that effect in person, by post or by a form of technology.

(d)
The non-receipt of notice of a meeting of directors by, or a failure to give notice of a meeting of directors to, a director does not invalidate any act, matter or thing done or resolution passed at the meeting if:

(i)	the non-receipt or failure occurred by accident or error;

(ii)	before or after the meeting, the director or an alternate director appointed by the director:

(A)	has waived or waives notice of that meeting under rule 6.9(c); or

(B)	has notified or notifies the Company of his or her agreement to that act, matter, thing or resolution personally, by post or by a form of technology; or

(iii)	the director or an alternate director appointed by the director attended the meeting.

(e)
The non-receipt of notice of a meeting of directors by, or a failure to give notice of a meeting of directors to, an alternate director of a director on leave of absence approved by the directors does not invalidate any act, matter or thing done or resolution passed at the meeting if:

(i)	the non-receipt or failure occurred by accident or error;

(ii)	before or after the meeting, the alternate director or the director who appointed the alternate director:

(A)	has waived or waives notice of that meeting under rule 6.9(c); or

(B)	has notified or notifies the Company of his or her agreement to that act, matter, thing or resolution personally, by post or by a form of technology; or

(iii)	the alternate director or the director who appointed the alternate director attended the meeting.

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(f)	Attendance by a person at a meeting of directors waives any objection that person and:

(i)	if the person is a director, an alternate director appointed by that person; or

(ii)	if the person is an alternate director, the director who appointed that person as alternate director,

may have to a failure to give notice of the meeting.

6.10	Quorum at meetings of directors

(a)	No business may be transacted at a meeting of directors unless there is a quorum of directors at the time the business is dealt with.

(b)	A quorum consists of:

(i)	if the directors have fixed a number for the quorum, that number of directors; and

(ii)	in any other case, two directors.

(c)
If there is a vacancy in the office of a director, the remaining director or directors may act but, if the number of remaining directors is not sufficient to constitute a quorum at a meeting of directors, the remaining director or directors may act only in an emergency or for the purpose of increasing the number of directors to a number sufficient to constitute a quorum or of convening a general meeting of the Company.

6.11	Chair and deputy chair of directors

(a)	The directors may elect one of the directors to the office of chair of directors and may determine the period for which that director is to be chair of directors.

(b)	The directors may elect one of the directors to the office of deputy chair of directors and may determine the period for which that director is to be deputy chair of directors.

(c)	The office of chair of directors or deputy chair of directors may be treated as an extra service or special exertion performed by the director holding that office for the purposes of rule 6.3(e) if:

(i)	the directors resolve to do so; and

(ii)	the total amount fixed by the Company for remuneration of non-executive directors under rule 6.3(a) will not be exceeded.

(d)	The chair of directors must (if present within 10 minutes after the time appointed for the holding of the meeting and willing to act) preside as chair at each meeting of directors.

(e)	If at a meeting of directors:

(i)	there is no chair of directors;

(ii)	the chair of directors is not present within 10 minutes after the time appointed for the holding of the meeting; or

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(iii)	the chair of directors is present within that time but is not willing to act as chair of the meeting or of part of the meeting,

then if the directors have elected a deputy chair of directors, the deputy chair of directors must (if present within 10 minutes after the time appointed for the holding of the meeting and willing to act) preside as the chair of the meeting or part of it.

(f)	Subject to rules 6.11(d) and 6.11(e), if at a meeting of directors:

(i)	there is no deputy chair of directors;

(ii)	the deputy chair of directors is not present within 10 minutes after the time appointed for the holding of the meeting or of part of the meeting; or

(iii)	the deputy chair of directors is present within that time but is not willing to act as chair of the meeting or part of the meeting,

the directors present must elect one of themselves to be chair of the meeting or part of the meeting.

6.12	Decisions of directors

(a)	A meeting of directors at which a quorum is present is competent to exercise all or any of the authorities, powers and discretions vested in or exercisable by the directors under this constitution.

(b)
Questions arising at a meeting of directors are to be decided by a majority of votes cast by the directors present and entitled to vote on the matter and a decision of that kind is for all purposes a determination of the directors.

(c)
Subject to rule 6.12(d), in the case of an equality of votes upon any proposed resolution, the chair of the meeting has a casting vote in addition to any vote the chair has in his or her capacity as a director.

(d)	Where only two directors are present or qualified to vote at a meeting of directors and there is an equality of votes upon any proposed resolution:

(i)	the chair of the meeting does not have a second or casting vote; and

(ii)	the proposed resolution is to be taken as having been lost.

6.13	Written resolutions

(a)
An act, matter or thing is taken to have been done or a resolution passed by a meeting of the directors, if a document containing a statement to that effect is assented to by all of the directors other than:

(i)	a director on leave of absence approved by the directors;

(ii)	a director who disqualifies himself or herself from considering the act, matter or thing in question on the grounds that he or she is not entitled at law to do so or has a conflict of interest; and

(iii)	a director who the directors reasonably believe is not entitled to do the act, matter or thing or to vote on the resolution in question,

and the directors who assent to the document would have constituted a quorum at a meeting held to consider that act, matter, thing or resolution.

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(b)	The act, matter or thing is taken to have been done or the resolution passed when the document is last assented to by a director.

(c)	Two or more separate documents in identical terms each of which is assented to by one or more directors are to be taken as constituting one document.

(d)
A director may signify assent to a document by signing the document or by notifying the Company of the director's assent in person or by post, fax, telephone or other method of written, audio or audio visual communication or other form of technology.

(e)
Where a director signifies assent to a document otherwise than by signing the document, the director must by way of confirmation sign the document at the next meeting of the directors attended by that director, but failure to do so does not invalidate the act, matter, thing or resolution to which the document relates.

(f)	Where a document is assented to in accordance with this rule 6.13, the document is to be taken as a minute of a meeting of directors.

6.14	Alternate directors

(a)	A director may, with the approval of the directors, appoint a person to be the director's alternate director for a period which the director thinks fit.

(b)	An alternate director may be a member or a director of the Company but need not be a member or a director.

(c)	One person may act as alternate director to more than one director.

(d)	An alternate director is entitled, if the appointer does not attend a meeting of directors, to attend and vote in place of and on behalf of the appointer.

(e)	An alternate director is entitled to a separate vote for each director the alternate director represents in addition to any vote the alternate director may have as a director in his or her own right.

(f)
In the absence of the appointer, an alternate director may exercise any powers that the appointer may exercise and the exercise of that power by the alternate director is to be taken to be the exercise of the power by the appointer.

(g)	The office of an alternate director is vacated if and when the appointer vacates office as a director.

(h)	The appointment of an alternate director may be terminated at any time by the appointer even though the period of the appointment of the alternate director has not expired.

(i)
An appointment, or the termination of an appointment, of an alternate director must be in writing signed by the director who makes or made the appointment and does not take effect unless and until the Company has received notice in writing of the appointment or termination.

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(j)
An alternate director is not to be taken into account in determining the minimum or maximum number of directors allowed under this constitution or the rotation of directors under rule 6.1 (Appointment and removal of directors).

(k)	In determining whether a quorum is present at a meeting of directors, a director or an alternate director who attends the meeting is to be counted once only.

(l)
An alternate director is entitled to be paid the remuneration which the directors think fit, either in addition to or in reduction of the remuneration payable to the director for whom the alternate director acts as alternate.

(m)	An alternate director is not entitled to be remunerated by the Company for his or her services as alternate director except as provided in rule 6.14(l).

(n)
An alternate director, while acting as a director, is responsible to the Company for his or her own acts and defaults and is not to be taken to be the agent of the director by whom he or she was appointed.

6.15	Committees of directors

(a)	The directors may resolve to delegate any of their powers to a committee or committees consisting of such number of directors as they think fit.

(b)	A committee to which any powers have been so delegated must exercise the powers delegated in accordance with any directions of the directors.

(c)
The provisions of this constitution applying to meetings and resolutions of directors apply, so far as they can and with such changes as are necessary, to meetings and resolutions of a committee of directors.

(d)	Membership of a committee of directors may be treated as an extra service or special exertion performed by the members of the committee for the purposes of rule 6.3(e) if:

(i)	the directors resolve to do so; and

(ii)	the total amount fixed by the Company for remuneration of non-executive directors under rule 6.3(a) will not be exceeded.

6.16	Delegation to individual directors

(a)	The directors may resolve to delegate any of their powers to one director.

(b)	A director to whom any powers have been so delegated must exercise the powers delegated in accordance with any directions of the directors.

(c)	Acceptance of such a delegation may be treated as an extra service or special exertion performed by the delegate for the purposes of rule 6.3(e) if:

(i)	the directors resolve to do so; and

(ii)	the total amount fixed by the Company for remuneration of non-executive directors under rule 6.3(a) will not be exceeded.

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Confidential Treatment Requested by Paringa Resources Limited Pursuant to 17 C.F.R. § 200.83
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6.17	Validity of acts

An act done by a person acting as a director or by a meeting of directors or a committee of directors attended by a person acting as a director is not invalidated by reason only of:

(a)	a defect in the appointment of the person as a director;

(b)	the person being disqualified to be a director or having vacated office; or

(c)	the person not being entitled to vote,

if that circumstance was not known by the person or the directors or committee, as the case may be, when the act was done.

7	Executive officers

7.1	Managing directors

(a)	The directors may appoint one or more of the directors to the office of managing director.

(b)	A managing director's appointment as managing director automatically terminates if the managing director ceases to be a director.

7.2	Deputy managing directors

(a)	The directors may appoint one or more of the directors to the office of deputy managing director.

(b)	A deputy managing director's appointment as deputy managing director automatically terminates if the deputy managing director ceases to be a director.

7.3	Executive directors

(a)
A reference in this rule 7.3 to an executive director is a reference to a director who is also an officer of the Company or of a related body corporate in a capacity other than director, managing director or deputy managing director.

(b)	The directors may confer on an executive director any title they think fit.

(c)	Unless the directors decide otherwise, the terms on which an executive director is appointed will provide that the executive director's appointment:

(i)	as a director automatically terminates if the executive director ceases to be an officer of the Company or of a related body corporate in a capacity other than director; or

(ii)	as an officer of the Company or of a related body corporate in a capacity other than director automatically terminates if the executive director ceases to be a director.

7.4	Secretaries

(a)	The directors must appoint at least one secretary and may appoint additional secretaries.

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(b)	The directors may appoint one or more assistant secretaries.

7.5	Provisions applicable to all executive officers

(a)	A reference in this rule 7.5 to an executive officer is a reference to a managing director, deputy managing director, executive director, secretary or assistant secretary appointed under this rule 7.

(b)	The appointment of an executive officer may be for the period, at the remuneration and on the conditions the directors think fit.

(c)	The remuneration payable by the Company to an executive officer who is also a director must not include a commission on operating revenue or a percentage of operating revenue.

(d)	Subject to any contract between the Company and the relevant executive officer, an executive officer of the Company may be removed or dismissed by the directors at any time, with or without cause.

(e)	The directors may:

(i)	confer on an executive officer the powers, discretions and duties as they think fit, and may resolve to delegate any powers, discretions and duties vested in or exercisable by the directors;

(ii)	withdraw, suspend or vary any of the powers, discretions and duties conferred on an executive officer; and

(iii)	authorise the executive officer to delegate all or any of the powers, discretions and duties conferred on the executive officer.

(f)	An executive officer is not required to hold any shares to qualify for appointment.

(g)	An act done by a person acting as an executive officer is not invalidated by reason only of:

(i)	a defect in the person's appointment as an executive officer; or

(ii)	the person being disqualified to be an executive officer,

if that circumstance was not known by the person when the act was done.

8	Seals

8.1	Adoption of common seal

(a)	The directors may provide for the Company to have a seal or for the Company to no longer have a common seal.

(b)	Rules 8.2 (Use of Seal), 8.3 (Duplicate seal), 8.4 (Share seal or certificate seal) and 8.5 (Sealing and signing of certificates) only apply if the Company has a common seal.

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8.2	Use of Seal

(a)	The Seal must be used only by the authority of the directors or a committee of the directors authorised by the directors to authorise the use of the Seal.

(b)	The authority to use the Seal may be given before or after the Seal is used.

(c)
Subject to rules 8.2(b)and 8.5 (Sealing and signing of certificates), until the directors otherwise determine, the fixing of the Seal to a document must be witnessed by a director and by another director, a secretary or another person appointed by the directors to witness that document or a class of documents in which that document is included.

8.3	Duplicate seal

(a)
The Company may have for use in place of its common seal outside the state or territory where its common seal is kept one or more duplicate seals, each of which must be a facsimile of the common seal of the Company with the addition on its face of the words “duplicate seal” and the name of the place where it is to be used.

(b)	A document sealed with a duplicate seal is to be taken as having been sealed with the common seal of the Company.

8.4	Share seal or certificate seal

(a)
The Company may have for use on certificates for securities of the Company in place of its common seal one or more duplicate seals, each of which must be a facsimile of the common seal of the Company with the addition on its face of the words "share seal" or "certificate seal".

(b)	A certificate for securities of the Company sealed with a share seal or certificate seal is to be taken as having been sealed with the common seal of the Company.

8.5	Sealing and signing of certificates

The directors may determine either generally or in a particular case that the seal and the signature of any director, secretary or other person is to be printed on or affixed to any certificates for securities in the Company by some mechanical or other means.

9	Dividends and reserves

9.1	Dividends

(a)	Subject to the Corporations Act and this constitution, the directors may pay any interim, special or final dividends as, in their judgment, the financial position of the Company justifies.

(b)	The directors may rescind a decision to pay a dividend if they decide, before the payment date, that the Company’s financial position no longer justifies the payment.

(c)	The directors may pay any dividend required to be paid under the terms of issue of a share.

(d)	The payment of a dividend does not require confirmation by a general meeting.

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(e)	Subject to any rights or restrictions attached to a share or class of shares:

(i)
all dividends in respect of a share must be paid in the proportion which the amount paid (not credited) on the share bears to the total amounts paid and payable (excluding amounts credited) on the share;

(ii)	all dividends must be apportioned and paid proportionately to the amount paid during any portion or portions of the period in respect of which the dividend is paid;

(iii)	for the purposes of rules 9.1(e)(i) and 9.1(e)(ii), an amount paid on a share in advance of a call is to be ignored; and

(iv)	interest is not payable by the Company in respect of any dividend.

(f)	Subject to the ASX Settlement Operating Rules, the directors may fix a record date in respect of a dividend.

(g)
Subject to the ASX Settlement Operating Rules, a dividend in respect of a share must be paid to the person who is registered, or entitled under rule 4.1(g) to be registered, as the holder of the share:

(i)	where the directors have fixed a record date in respect of the dividend, on that date; or

(ii)	where the directors have not fixed a record date in respect of that dividend, on the date the dividend is paid,

and a transfer of a share that is not registered, or left with the Company for registration in accordance with rule 4.1(f), on or before that date is not effective, as against the Company, to pass any right to the dividend.

(h)	The directors when fixing the amount and time for payment of a dividend may:

(i)
direct payment of the dividend wholly or partly by the distribution of specific assets, including fully paid shares or other securities of the Company or of another body corporate, either generally or to specific shareholders; and

(ii)
direct that the dividend be paid to particular shareholders wholly or partly out of any particular fund or reserve or out of sums derived from any particular source and to the remaining shareholders wholly or partly out of any other particular fund or reserve or out of sums derived from any other particular source or generally.

(i)
The directors may deduct from any dividend payable to a member all sums of money presently payable by the member to the Company for calls due and payable and apply the amount deducted in or towards satisfaction of the money owing.

(j)
Where a person is entitled to a share as a result of a Transmission Event, the directors may, but are not obliged to, retain any dividends payable on that share until that person becomes registered as the holder of the share or transfers it.

(k)	Any dividend, interest or other money payable in cash in respect of shares may be paid by cheque and sent by post:

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(i)
to the address of the holder as shown in the register of members, or in the case of joint holders, to the address shown in the register of members as the address of the joint holder first named in that register; or

(ii)	to such other address as the holder or joint holders in writing directs or direct.

This rule 9.1(k) does not adversely affect any other method of payment the directors may adopt.

(l)	A cheque sent under rule 9.1(k) may be made payable to bearer or to the order of the member to whom it is sent or any other person the member directs and is sent at the member's risk.

9.2	Capitalisation of profits

(a)
Subject to any rights or restrictions attached to any shares or class of shares, the directors may capitalise and distribute among such of the members as would be entitled to receive dividends and in the same proportions, any amount:

(i)	forming part of the undivided profits of the Company;

(ii)	representing profits arising from an ascertained accretion to capital or from a revaluation of the assets of the Company;

(iii)	arising from the realisation of any assets of the Company; or

(iv)	otherwise available for distribution as a dividend.

(b)	The directors may resolve that all or any part of the capitalised amount is to be applied:

(i)	in paying up in full any unissued shares in or other securities of the Company;

(ii)	in paying up any amounts unpaid on shares or other securities held by the members; or

(iii)	partly as specified in rule 9.2(b)(i) and partly as specified in rule 9.2(b)(ii),

and that application must be accepted by the members entitled to share in the distribution in full satisfaction of their interests in the capitalised amount.

(c)
Rules 9.1(e), 9.1(f) and 9.1(g) apply, so far as they can and with any necessary changes, to a capitalisation of an amount under this rule 9.2 as if references in those rules to a dividend and to the date a dividend is paid were references to a capitalisation of an amount and to the date the directors resolve to capitalise the amount under this rule 9.2 respectively.

9.3	Ancillary powers

(a)
The directors may do any of the following things to give effect to a resolution for the satisfaction of a dividend in the manner set out in rule 9.1(h)(i) or by the capitalisation of an amount under rule 9.2 (Capitalisation of profits):

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(i)
settle as they think expedient any difficulty that may arise in making the distribution or capitalisation and, in particular, where shares or other securities in the Company are or would otherwise be issuable in fractions:

(A)	determine that fractions are to be disregarded or are to be rounded down to the nearest whole number;

(B)	determine that fractions are to be rounded up to the nearest whole number; or

(C)	make cash payments in respect of the fractional entitlement;

(ii)	fix the value for distribution of any specific assets;

(iii)	pay cash or issue shares or other securities to any members in order to adjust the rights of all parties;

(iv)	vest any specific assets, cash, shares or other securities in a trustee on such trusts for the persons entitled to the dividend or capitalised amount as may seem expedient to the directors; and

(v)
authorise any person to make, on behalf of all the members entitled to any further shares or other securities as a result of the distribution or capitalisation, an agreement with the Company or another body corporate providing, as appropriate:

(A)	for the issue to them of such further shares or other securities as fully paid; or

(B)
for the payment by the Company on their behalf of the amounts or any part of the amounts remaining unpaid on their existing shares or other securities by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under an authority referred to in this rule 9.3(a)(v) is effective and binding on all members concerned.

(b)
If the Company distributes to a member shares or other securities in the Company or another body corporate or a trust, the member appoints the Company as his or her agent to do anything needed to give effect to that distribution, including agreeing to become a member of that other body corporate or trust.

9.4	Reserves

(a)	Subject to this constitution, the directors may set aside out of the profits of the Company reserves or provisions for any purpose as they think fit.

(b)
The setting aside of an amount as a reserve or provision does not require the directors to keep the amount separate from other assets of the Company or prevent the amount being used in the business of the Company or invested as the directors think fit or subsequently being distributed to members.

9.5	Dividend reinvestment plans

(a)
The directors may implement a dividend reinvestment plan on the terms they think fit under which the whole or any part of a dividend due to members who participate in the plan on their shares or any class of shares may be applied in subscribing for securities of the Company or of a related body corporate.

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(b)	The directors may amend, suspend or terminate a dividend reinvestment plan implemented by them.

9.6	Dividend selection plans

(a)	The directors may implement a dividend selection plan on the terms they think fit under which participants may elect in respect of all, or part, of their shareholdings:

(i)	to receive a dividend from the Company paid wholly or partly out of a particular fund or reserve or out of profits derived from a particular source; or

(ii)	to forego a dividend from the Company in place of another form of distribution from the Company or another body corporate or a trust.

(b)	The directors may amend, suspend or terminate any dividend selection plan implemented by them.

10	Winding up

10.1	Distribution of surplus

Subject to this constitution and to the rights or restrictions attached to any shares or class of shares:

(a)	if the Company is wound up and the property of the Company is more than sufficient:

(i)	to pay all of the debts and liabilities of the Company; and

(ii)	the costs, charges and expenses of the winding up,

the excess must be divided among the members in proportion to the shares held by them, irrespective of the amounts paid or credited as paid on the shares;

(b)	for the purpose of calculating the excess referred to in rule 10.1(a), any amount unpaid on a share is to be treated as property of the Company;

(c)
the amount of the excess that would otherwise be distributed to the holder of a partly paid share under rule 10.1(a) must be reduced by the amount unpaid on that share at the date of the distribution; and

(d)	if the effect of the reduction under rule 10.1(c) would be to reduce the distribution to the holder of a partly paid share to a negative amount, the holder must contribute that amount to the Company.

10.2	Division of property

(a)	If the Company is wound up, the liquidator may, with the sanction of a special resolution:

(i)	divide among the members the whole or any part of the property of the Company; and

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(ii)	determine how the division is to be carried out as between the members or different classes of members.

(b)
A division under rule 10.2(a) may be otherwise than in accordance with the legal rights of the members and, in particular, any class may be given preferential or special rights or may be excluded altogether or in part.

(c)
Where a division under rule 10.2(a) is otherwise than in accordance with the legal rights of the members, a member is entitled to dissent and to exercise the same rights as if the special resolution sanctioning that division were a special resolution passed under section 507 of the Corporations Act.

(d)
If any of the property to be divided under rule 10.2(a) includes securities with a liability to calls, a person entitled under the division to any of the securities may within 10 days after the passing of the special resolution referred to in that rule, by notice in writing direct the liquidator to sell the person's proportion of the securities and to account for the net proceeds and the liquidator must, if practicable, act accordingly.

(e)	Nothing in this rule 10.2(e) adversely affects any right to exercise any statutory or other power which would have existed if this rule 10.2(e) were omitted.

(f)
Rule 9.3 (Ancillary powers) applies, so far as it can and with necessary changes, to a division by a liquidator under rule 10.2(a) as if references in rule 9.3 (Ancillary powers) to the directors and to a distribution or capitalisation were references to the liquidator and to the division under rule 10.2(a) respectively.

11	Minutes and records

11.1	Minutes

The directors must cause minutes of:

(a)	all proceedings and resolutions of general meetings;

(b)	proceedings and resolutions of meetings of the directors and of committees of the directors; and

(c)	resolutions passed by directors without a meeting,

to be recorded and entered in books kept for that purpose, within one month after the meeting is held or the resolution is passed.

11.2	Proxies

The directors must ensure that the Company records in the minutes of a meeting in respect of each resolution in the notice of meeting:

(a)	the total number of proxy votes exercisable by all validly appointed proxies; and

(b)	how many proxy votes were for, against or abstained from the resolution or allowed the proxy to vote at the proxy’s discretion.

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11.3	Polls

If a poll is taken on a resolution, in addition to the information in rules 11.1 (Minutes) and 11.2 (Proxies), the minutes must also record the total number of votes cast on the poll, and the number of votes for, against and abstaining from that resolution.

11.4	Signing of minutes

(a)	Minutes of a meeting must be signed by the chair of the meeting or the chair of the next meeting within a reasonable time after the meeting.

(b)	Minutes of the passing of a resolution without a meeting must be signed by a director within a reasonable time after the resolution is passed.

11.5	Minutes as evidence

A minute that is recorded and signed in accordance with rules 11.1 (Minutes), 11.2 (Proxies), 11.3 (Polls) and 11.4 (Signing of minutes) is evidence of the proceeding, resolution or declaration to which it relates, unless the contrary is proved.

11.6	Inspection of records

(a)
Subject to the Corporations Act, the directors may determine whether and to what extent, and at what time and places and under what conditions, the minute books, accounting records and other documents of the Company or any of them will be open to the inspection of members other than directors.

(b)	A member other than a director does not have the right to inspect any books, records or documents of the Company except as provided by law or authorised by the directors.

12	Indemnity and insurance

12.1	Persons to whom rules 12.2 (Indemnity) and 12.4 (Insurance) apply

Rules 12.2 (Indemnity) and 12.4 (Insurance) apply:

(a)	to each person who is or has been a director, alternate director or executive officer (within the meaning of rule 7.5(a)) of the Company;

(b)	to such other officers or former officers of the Company or of its related bodies corporate as the directors in each case determine; and

(c)	if the directors so determine, to any auditor or former auditor of the Company or of its related bodies corporate.

12.2	Indemnity

The Company must indemnify, to the extent permitted by law, each person to whom this rule 12.2 applies for all losses or liabilities incurred by the person as an officer or, if the directors so determine, an auditor of the Company or of a related body corporate including, but not limited to, a liability for negligence or for reasonable legal costs on a full indemnity basis.

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12.3	Extent of Indemnity

The indemnity in rule 12.2 (Indemnity):

(a)
is a continuing obligation and is enforceable by a person to whom rule 12.2 (Indemnity) applies even though that person may have ceased to be an officer or auditor of the Company or of a related body corporate;

(b)	applies to losses and liabilities incurred both before and after the date of adoption of that rule;

(c)	operates only to the extent that the loss or liability is not covered by insurance; and

(d)	is enforceable without the person to whom this rule 12 applies first having to incur any expense or make any payment.

12.4	Insurance

The Company may, to the extent permitted by law:

(a)	purchase and maintain insurance; or

(b)	pay or agree to pay a premium for insurance,

for any person to whom this rule 12.4 applies against any liability incurred by the person as an officer or auditor of the Company or of a related body corporate including, but not limited to, a liability for negligence or for legal costs.

12.5	Savings

Nothing in rule 12.2 (Indemnity) or 12.4 (Insurance):

(a)	affects any other right or remedy that a person to whom those rules apply may have in respect of any loss or liability referred to in those rules; or

(b)	limits the capacity of the Company to indemnify or provide insurance for any person to whom those rules do not apply.

13	Notices

13.1	Notices by the Company to members

(a)	A notice may be given by the Company to a member:

(i)
by serving it personally at, or by sending it by post in a prepaid envelope to, the member's address as shown in the register of members or any other address, or by fax or electronic mail to such fax number or electronic address as the member has supplied to the Company for the giving of notices; or

(ii)	if the member does not have a registered address and has not supplied another address to the Company for the giving of notices, by exhibiting it at the registered office of the Company.

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(b)
A notice may be given by the Company to the joint holders of a share by giving the notice in the manner authorised by rule 13.1(a) to the joint holder first named in the register of members in respect of the share.

(c)
A notice may be given by the Company to a person entitled to a share as a result of a Transmission Event by serving it or sending it in the manner authorised by rule 13.1(a)(i) addressed to the name or title of the person, at or to the address or fax number or electronic address supplied to the Company for the giving of notices to that person, or if no address, fax number or electronic address has been supplied, at or to the address, fax number or electronic address to which the notice might have been sent if the relevant Transmission Event had not occurred.

(d)	The fact that a person has supplied a fax number or electronic address for the giving of notices does not require the Company to give any notice to that person by fax or electronic mail.

(e)	A notice given to a member in accordance with rules 13.1(a) or 13.1(b) is, despite the occurrence of a Transmission Event and whether or not the Company has notice of that occurrence:

(i)	duly given in respect of any shares registered in that person's name, whether solely or jointly with another person; and

(ii)	sufficient service on any person entitled to the shares as a result of the Transmission Event.

(f)	A notice given to a person who is entitled to a share as a result of a Transmission Event is sufficient service on the member in whose name the share is registered.

(g)
Any person who, because of a transfer of shares, becomes entitled to shares registered in the name of a member is bound by every notice which, before that person's name and address is entered in the register of members in respect of those shares, is given to the member in accordance with this rule 13.1.

(h)	A certificate signed by a director or secretary of the Company to the effect that a notice has been given in accordance with this constitution is conclusive evidence of that fact.

13.2	Notices by the Company to directors

Subject to this constitution, a notice may be given by the Company to any director or alternate director either by serving it personally at, or by sending it by post in a prepaid envelope to, the director's or alternate director's usual residential or business address, or such other address, or by fax or electronic mail to such fax number or electronic address as the director or alternate director has supplied to the Company for the giving of notices.

13.3	Notices by members or directors to the Company

Subject to this constitution, a notice may be given by a member, director or alternate director to the Company by serving it on the Company at, or by sending it by post in a prepaid envelope to, the registered office of the Company or by fax or electronic mail to the principal fax number or a nominated electronic address at the registered office of the Company.

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13.4	Notices to members outside Australia

A notice to be sent to a member outside Australia and its external territories must be sent by airmail, fax or electronic mail, or in another way that ensures it will be received quickly.

13.5	Time of service

(a)	Where a notice is served personally, service of the notice is taken to be effected when delivered.

(b)	Where a notice is sent by post, service of the notice is to be taken to be effected if a prepaid envelope containing the notice is properly addressed and placed in the post and to have been effected:

(i)	in the case of a notice of a general meeting, on the day after the date of its posting; or

(ii)	in any other case, at the time at which the letter would be delivered in the ordinary course of post.

(c)	Where a notice is sent by fax, the notice is to be taken to be given on the Business Day after the day on which it is sent.

(d)
Where a notice is sent by electronic mail, service of the notice is taken to be effected if the sender receives a confirmation of delivery and is taken to be given on the Business Day after the day on which it is sent.

(e)
Where the Company gives a notice under rule 13.1(a)(ii) by exhibiting it at the registered office of the Company, service of the notice is to be taken to be effected when the notice was first so exhibited.

13.6	Other communications and documents

Rules 13.1 (Notices by the Company to members) to 13.5 (Time of service) (inclusive) apply, so far as they can and with necessary changes, to the service of any communication or document.

13.7	Notices in writing

A reference in this constitution to a notice in writing includes a notice given by fax or another form of written communication.

14	Approval of Proportional Takeover Bids

14.1	Definitions

In this rule 14:

(a)	Approving Resolution, in relation to a Proportional Takeover Bid, means a resolution to approve the Proportional Takeover Bid passed in accordance with rule 14.3 (Resolution);

(b)
Proportional Takeover Bid means an off-market bid that is made or purports to be made under section 618(1)(b) of the Corporations Act in respect of a specified proportion of shares included in a class of shares in the Company; and

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Confidential Treatment Requested by Paringa Resources Limited Pursuant to 17 C.F.R. § 200.83
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(c)	Approving Resolution Deadline, in relation to a Proportional Takeover Bid, means the day that is 14 days before the last day of the bid period in respect of the Proportional Takeover Bid.

14.2	Transfers not to be registered

Despite rules 4.1(g) and 4.2 (Power to decline registration of transfers), a transfer giving effect to a takeover contract resulting from the acceptance of an offer made under a Proportional Takeover Bid must not be registered unless and until an Approving Resolution to approve the Proportional Takeover Bid has been passed or is taken to have been passed in accordance with rule 14.3 (Resolution).

14.3	Resolution

(a)	Where offers have been made under a Proportional Takeover Bid, the directors must:

(i)
convene a meeting of the persons entitled to vote on the Approving Resolution for the purpose of considering and, if thought fit, passing an Approving Resolution to approve the Proportional Takeover Bid; and

(ii)	ensure that such a resolution is voted on in accordance with this rule 14.3,

(iii)	before the Approving Resolution Deadline in relation to that Proportional Takeover Bid.

(b)	The provisions of this constitution that apply to a general meeting of the Company apply:

(i)	with any changes that the circumstances require, to a meeting convened under rule 14.3(a); and

(ii)	as if the meeting convened under rule 14.3(a) were a general meeting of the Company.

(c)
The bidder under a Proportional Takeover Bid and any associates of the bidder are not entitled to vote on the Approving Resolution relating to that Proportional Takeover Bid and, if they do vote, their votes must not be counted.

(d)
Subject to rule 14.3(c), a person who, as at the end of the day on which the first offer under the Proportional Takeover Bid was made, held bid class shares is entitled to vote on the Approving Resolution relating to the Proportional Takeover Bid.

(e)
An Approving Resolution is to be taken to have been passed if the proportion that the number of votes in favour of the resolution bears to the total number of votes on the resolution is greater than 50%, and otherwise is to be taken to have been rejected.

(f)
If an Approving Resolution to approve a Proportional Takeover Bid has not been voted on in accordance with this rule 14.3 as at the end of the day before the Approving Resolution Deadline, an Approving Resolution to approve the Proportional Takeover Bid will be taken to have been passed in accordance with this rule 14.3.

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Confidential Treatment Requested by Paringa Resources Limited Pursuant to 17 C.F.R. § 200.83
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14.4	Sunset

Rules 14.1 (Definitions), 14.2 (Transfers not to be registered) and 14.3 (Resolution) cease to have effect at the end of three years beginning:

(a)	on the date this constitution is adopted by the Company; or

(b)	where those rules have been renewed in accordance with the Corporations Act, on the date those rules were last renewed.

15	General

15.1	Currency

An amount payable to the holder of a share, whether by way of or on account of dividend, return of capital, participation in the property of the Company on a winding up or otherwise, may be paid, with the agreement of the holder or pursuant to the terms of issue of the share, in the currency of a country other than Australia and the directors may fix a date up to 30 days before the payment date as the date on which any applicable exchange rate will be determined for that purpose.

15.2	Submission to jurisdiction

Each member submits to the non‑exclusive jurisdiction of the courts of the State or Territory in which the registered office of the Company is located.

15.3	Prohibition and enforceability

(a)	Any provision of, or the application of any provision of, this constitution which is prohibited in any place is, in that place, ineffective only to the extent of that prohibition.

(b)
Any provision of, or the application of any provision of, this constitution which is void, illegal or unenforceable in any place does not affect the validity, legality or enforceability of that provision in any other place or of the remaining provisions in that or any other place.

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Confidential Treatment Requested by Paringa Resources Limited Pursuant to 17 C.F.R. § 200.83
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Schedule 1     —
Dictionary

1	Dictionary

In this constitution:

ASTC means the ASX Settlment and Transfer Corporation Pty Ltd;

ASX Settlement means ASX Settlement Pty Ltd (ABN 49 008 504 532);

ASX Settlement Operating Rules means the operating rules (however described) of ASX Settlement;

Business Day means a day on which banks are open for business excluding Saturdays, Sundays and public holidays in Perth, Western Australia;

Certificated Holding means a share or shares for which the Company is required to issue a certificate, and for which the certificate has not been subsequently cancelled by the Company;

Company means Paringa Resources Limited ACN 155 933 010;

Corporations Act means Corporations Act 2001 (Cth);

Corporations Regulations means Corporations Regulations 2001 (Cth);

Dispose has the meaning given to that term in the Listing Rules;

Exchange means ASX Limited;

GST means a goods and services tax, or a similar value added tax, levied or imposed under the GST Law;

GST Law has the meaning given to it in the A New Tax System (Goods and Services Tax) Act 1999 (Cth);

Listed Company means a company which is admitted to the official list of the Exchange;

Listing Rules means the listing rules of the Exchange and any other rules of the Exchange which are applicable while the Company is admitted to the official list of the Exchange, each as amended or replaced from time to time, except to the extent of any express written waiver by the Exchange;

Marketable Parcel has the meaning given to that term in the Listing Rules;

Proper ASTC Transfer has the meaning given to that term in the Corporations Regulations;

Representative, in relation to a body corporate, means a representative of the body corporate appointed under section 250D of the Corporations Act or a corresponding previous law;

Restricted Securities has the meaning given to that term in the Listing Rules;

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Seal means any common seal, duplicate seal, share seal or certificate seal of the Company;

Takeover has the meaning given to that term in the Listing Rules;

Transmission Event means:

in respect of a member of the Company who is an individual:

(a)	the death of the member;

(b)	the bankruptcy of the member; or

(c)	the member becoming of unsound mind or a person who is, or whose estate is, liable to be dealt with in any way under the law relating to mental health; and

in respect of a member of the Company who is a body corporate, the dissolution of the member or the succession by another body corporate to the assets and liabilities of the member; and

Uncertificated Holding means a share or shares for which a certificate has not been issued by the Company, or in respect of which any certificate which was issued by the Company has been cancelled without the issue of a replacement certificate.

2	Interpretation

(a)	A reference in a rule to a partly paid share is a reference to a share on which there is an amount unpaid.

(b)
A reference in a rule relating to partly paid shares to a call or an amount called in respect of a share includes a reference to a sum that, by the terms of issue of a share, becomes payable on issue or at a fixed date.

(c)	A member is to be taken to be present at a general meeting if the member is present in person or by proxy, attorney or Representative.

(d)	A director is to be taken to be present at a meeting of directors if the director is present in person or by alternate director.

(e)
A reference in a rule in general terms to a person holding or occupying a particular office or position includes a reference to any person who occupies or performs the duties of that office or position for the time being.

(f)	In this constitution, headings are for convenience only and do not affect the interpretation of this constitution and, unless the contrary intention appears:

(i)	words importing the singular include the plural and vice versa;

(ii)	words importing a gender include every other gender;

(iii)
words used to denote persons generally or importing a natural person include any company, corporation, body corporate, body politic, partnership, joint venture, association, board, group or other body (whether or not the body is incorporated);

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(iv)	a reference to a person includes that person's successors and legal personal representatives;

(v)
a reference to any statute, regulation, proclamation, ordinance or by-laws includes all statutes, regulations, proclamations, ordinances or by-laws varying, consolidating or replacing them and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(vi)	a reference to the Listing Rules or the ASX Settlement Operating Rules includes any amendment or replacement of those rules from time to time; and

(vii)	where a word or phrase is given a particular meaning, other parts of speech and grammatical forms of that word or phrase have corresponding meanings.

3	Application of the Corporations Act, Listing Rules and ASX Settlement Operating Rules

(a)	This constitution is to be interpreted subject to the Corporations Act and (while the Company is a Listed Company) the Listing Rules and the ASX Settlement Operating Rules.

(b)	While the Company is a Listed Company, the Company and the directors must comply with the obligations respectively imposed on them under the Listing Rules and the ASX Settlement Operating Rules.

(c)
Unless the contrary intention appears, an expression in a rule that deals with a matter dealt with by a provision of the Corporations Act, the Listing Rules or the ASX Settlement Operating Rules has the same meaning as in that provision.

(d)	Subject to paragraph (c), unless the contrary intention appears, an expression in a rule that is defined in section 9 of the Corporations Act has the same meaning as in that section.

4	Effect of the Listing Rules

While the Company is a Listed Company, the following provisions apply:

(a)	notwithstanding anything contained in this constitution, if the Listing Rules prohibit an act being done, the act must not be done;

(b)	nothing contained in this constitution prevents an act being done that the Listing Rules require to be done;

(c)	if the Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be);

(d)	if the Listing Rules require this constitution to contain a provision and it does not contain such a provision, this constitution is deemed to contain that provision;

(e)	if the Listing Rules require this constitution not to contain a provision and it contains such a provision, this constitution is deemed not to contain that provision;

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(f)	if any provision of this constitution is or becomes inconsistent with the Listing Rules, this constitution is deemed not to contain that provision to the extent of the inconsistency.

5	Exercise of powers

(a)	The Company may exercise in any manner permitted by the Corporations Act any power which under the Corporations Act a company limited by shares may exercise.

(b)	Where this constitution provides that a person or body may do a particular act or thing and the word "may" is used, the act or thing may be done at the discretion of the person or body.

(c)
Where this constitution confers a power to do a particular act or thing, the power is, unless the contrary intention appears, to be taken as including a power exercisable in the like manner and subject to the like conditions (if any) to repeal, rescind, revoke, amend or vary that act or thing.

(d)
Where this constitution confers a power to do a particular act or thing with respect to particular matters, the power is, unless the contrary intention appears, to be taken to include a power to do that act or thing with respect to some only of those matters or with respect to a particular class or particular classes of those matters and to make different provision with respect to different matters or different classes of matters.

(e)	Where this constitution confers a power to make appointments to any office or position, the power is, unless the contrary intention appears, to be taken to include a power:

(i)	to appoint a person to act in the office or position until a person is appointed to the office or position;

(ii)	subject to any contract between the Company and the relevant person, to remove or suspend any person appointed, with or without cause; and

(iii)	to appoint another person temporarily in the place of any person so removed or suspended or in place of any sick or absent holder of such office or position.

(f)
Where this constitution confers a power or imposes a duty then, unless the contrary intention appears, the power may be exercised and the duty must be performed from time to time as the occasion requires.

(g)
Where this constitution confers a power or imposes a duty on the holder of an office as such then, unless the contrary intention appears, the power may be exercised and the duty must be performed by the holder for the time being of the office.

(h)	Where this constitution confers power on a person or body to delegate a function or power:

(i)	the delegation may be concurrent with, or to the exclusion of, the performance or exercise of that function or power by the person or body;

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(ii)	the delegation may be either general or limited in any manner provided in the terms of delegation;

(iii)	the delegation need not be to a specified person but may be to any person from time to time holding, occupying or performing the duties of, a specified office or position;

(iv)	the delegation may include the power to delegate;

(v)
where the performance or exercise of that function or power is dependent upon the opinion, belief or state of mind of that person or body in relation to a matter, that function or power may be performed or exercised by the delegate upon the opinion, belief or state of mind of the delegate in relation to that matter; and

(vi)	the function or power so delegated, when performed or exercised by the delegate, is to be taken to have been performed or exercised by the person or body.

6	Replaceable rules not to apply

The replaceable rules applicable to a public company contained in the Corporations Act from time to time do not apply to the Company.

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